UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FOXO TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FOXO TECHNOLOGIES INC.

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

It is my pleasure to invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”), of FOXO Technologies Inc. to be held at [*] [*].m., Central Time on [*], 2024. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.[*].

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on [*], 2024. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors, thank you for your continued support and interest.

[*], 2024	Sincerely,

/s/ Bret Barnes
Bret Barnes
Director and Chairman of the Board of Directors

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [*], 2024

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

Notice is hereby given that the 2024 annual meeting of stockholders (the “Annual Meeting”) of FOXO Technologies Inc., a Delaware corporation, and its subsidiaries (the “Company,” “FOXO”, “our,” “we” or “us”), will be held as a

“virtual meeting” via live audio webcast on [*], 2024, at [*] [*].m., Central Time, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1. To elect the director nominees to serve until the next annual meeting of stockholders or until their successor is elected and qualified;

2. To approve and adopt a proposal to amend our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), any time before June 30, 2025, at a ratio ranging from one-for-five (1:5) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

3. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Exchange Agreement (the “Smithline Exchange Agreement”) with Smithline Family Trust II (“Smithline”);

4. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Strata Purchase Agreement dated October 13, 2023 with ClearThink Capital Partners, LLC (“ClearThink”), as supplemented by the Supplement to Strata Purchase Agreement, dated as of October 13, 2023 with ClearThink Capital Partners, LLC (the “Strata Purchase Agreement”) whereby ClearThink agreed to purchase up to $2,000,000 shares of our Class A Common Stock;

5. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Stock Exchange Agreement dated June 10, 2024 (the “Myrtle SEA”) with Rennova Health, Inc., a Delaware corporation, (“RHI”) and Myrtle Recovery Centers, Inc. (“Myrtle”);

6. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with either (1) the conversion of 20,000 shares of Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”), or (2) the issuance of shares of Class A Common Stock associated with the acquisition of Rennova Community Health, Inc. (“RCHI”) pursuant to the Stock Exchange Agreement dated June 10, 2024 with RHI and RCHI, as amended (the “RCHI SEA”);

7. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”);

8. To approve, pursuant to the RCHI SEA, either (1) the issuance of shares of Series A Preferred Stock, or (2) the issuance of shares of Class A Common Stock and the appointment of additional directors which will constitute a “Change of Control,” as defined by NYSE American Rules (the “Change of Control”);

9. To approve and adopt a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of capital stock (the “Authorized Increase”) from 510,000,000 shares (consisting of 500,000,000 million shares of Common Stock and 10,000,000 shares of Preferred Stock) to 2,010,000,000 shares (consisting of 2,000,000,000 shares of Common Stock and 10,000,000 shares of preferred stock);

10. To ratify the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the year ending December 31, 2024;

11. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

12. Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on [*], 2024 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment or postponement thereof.

Our Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Annual Meeting via live audio webcast by visiting FOXO’s virtual meeting website at www.[*] on [*], [*], 2024, at [*] [*].m., Central Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on the Notice that you received for the Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.[*].

Your vote is very important. Whether or not you attend the Annual Meeting virtually, it is important that your shares be represented. You may vote your proxy by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the enclosed proxy card and included in the accompanying Proxy Statement. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Annual Meeting, we urge you to vote as soon as possible over the Internet, by telephone or by mail as described in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON [*], 2024: THE COMPANY’S PROXY MATERIALS ARE

AVAILABLE AT WWW.[*].COM.

[*], 2024	By Order of our Board of Directors

/s/ Bret Barnes
Bret Barnes
Director and Chairman of the Board of Directors

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	3
GOVERNANCE OF THE COMPANY	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	28
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	29
PROPOSAL 1 – ELECTION OF DIRECTORS	34
PROPOSAL 2 – AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT	35
PROPOSAL 3 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE SMITHLINE EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE	42
PROPOSAL 4 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE CLEARTHINK STRATA PURCHASE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE	45
PROPOSAL 5 – APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES IN CONNECTION WITH THE MYRTLE STOCK EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE	50
PROPOSAL 6 – APPROVAL OF THE ISSUANCE OF EITHER (1) SHARES OF CLASS A COMMON STOCK, (2) OR SHARES OF CLASS A COMMON STOCK IN CONNECTION WITH THE CONVERSION OF SERIES A PREFERRED STOCK TO BE ISSUED TO RHI PURSUANT TO THE RCHI SEA IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE	52
PROPOSAL 7 – APPROVAL OF THE ISSUANCE OF EITHER (1) SHARES OF CLASS A COMMON STOCK, OR (2) SHARES IN CONNECTION WITH THE CONVERSION OF SERIES A PREFERRED STOCK ISSUED TO SENIOR NOTE HOLDERS UPON EXERCISE OF EXCHANGE PROVISIONS IN NOTES IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE	54
PROPOSAL 8 – APPROVAL OF (I) EITHER (1) THE ISSUANCE OF CLASS A COMMON STOCK, OR (2) THE ISSUANCE OF SERIES A PREFERRED STOCK TO RHI UPON THE CLOSING OF THE RCHI SEA; AND (II) THE APPOINTMENT OF A MAJORITY OF DIRECTORS BY RHI UPON THE CLOSING OF THE RCHI SEA WHICH CONVERSIONS OR EXERCISE WOULD RESULT IN A “CHANGE OF CONTROL” OF THE COMPANY UNDER THE APPLICABLE RULES OF NYSE AMERICAN	56
PROPOSAL 9 – ADOPT AND APPROVE AN AMENDMENT TO OUR BYLAWS TO DECREASE THE NUMBER OF SHARES OF COMMON STOCK NEEDED TO ESTABLISH A QUORUM FOR MEETINGS OF STOCKHOLDERS	57
PROPOSAL 10 – APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT AUTHORIZED INCREASE	58
PROPOSAL 11 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59
PROPOSAL 12 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO ALATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE EACH OF THE PROPOSALS IN THIS PROXY STATEMENT	61
OTHER BUSINESS	62
STOCKHOLDER PROPOSALS	62
HOUSEHOLDING INFORMATION	62
WHERE YOU CAN FIND MORE INFORMATION	63
APPENDIX A	64
APPENDIX B	65

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PROXY STATEMENT

FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

[*], 2024

Your proxy is solicited by the board of directors of FOXO Technologies Inc. (the “Company,” “FOXO”, “our,” “we” or “us”) for our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held [*], [*], 2024, at [*] [*].m., Central Time. Our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 729 N. Washington Ave., Suite 600, Minneapolis MN 55401, and the telephone number is (612) 562-9447.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1. To elect the director nominees to serve until the next annual meeting of stockholders or until their successor is elected and qualified;

2. To approve and adopt a proposal to amend our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), any time before June 30, 2025, at a ratio ranging from one-for-five (1:5) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

3. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Exchange Agreement (the “Smithline Exchange Agreement”) with Smithline Family Trust II (“Smithline”);

4. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Strata Purchase Agreement dated October 13, 2023 with ClearThink Capital Partners, LLC (“ClearThink”), as supplemented by the Supplement to Strata Purchase Agreement, dated as of October 13, 2023 with ClearThink Capital Partners, LLC (the “Strata Purchase Agreement”) whereby ClearThink agreed to purchase up to $2,000,000 shares of our Class A Common Stock;

5. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Stock Exchange Agreement dated June 10, 2024 (the “Myrtle SEA”) with Rennova Health, Inc., a Delaware corporation, (“RHI”) and Myrtle Recovery Centers, Inc. (“Myrtle”);

6. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with either (1) the conversion of 20,000 shares of Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”), or (2) the issuance of shares of Class A Common Stock associated with the acquisition of Rennova Community Health, Inc. (“RCHI”) pursuant to the Stock Exchange Agreement dated June 10, 2024 with RHI and RCHI, as amended (the “RCHI SEA”);

7. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”);

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8. To approve, pursuant to the RCHI SEA, either (1) the issuance of shares of Series A Preferred Stock, or (2) the issuance of shares of Class A Common Stock and the appointment of additional directors which will constitute a “Change of Control,” as defined by NYSE American Rules (the “Change of Control”);

9. To approve an amendment to our bylaws to decrease the number of shares required to achieve a quorum to one third of the total issued and outstanding common stock.

10. To approve and adopt a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of capital stock (the “Authorized Increase”) from 510,000,000 shares (consisting of 500,000,000 million shares of Common Stock and 10,000,000 shares of Preferred Stock) to 2,010,000,000 shares (consisting of 2,000,000,000 shares of Common Stock and 10,000,000 shares of preferred stock);

11. To ratify the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the year ending December 31, 2024;

12. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

13. Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on [*], 2024 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting or any adjournment or postponement thereof. Holders of our Class A Common Stock are entitled to vote at the Annual Meeting. Our Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Annual Meeting via live audio webcast by visiting our virtual meeting website at www.[*] on [*], [*], 2024, at [*] [*].m., Central Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on the Notice that you received for the Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.[*].

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QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

The Board is inviting you to vote at the Annual Meeting, including any adjournments or postponements of the Annual Meeting, because you were a stockholder of record at the close of business on the Record Date and are entitled to vote at the Annual Meeting.

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by the Board for the Annual Meeting and summarizes the information you need to know to vote by proxy or in person at the Annual Meeting.

What is included in these materials?

These materials include this Proxy Statement, the Notice of Annual Meeting, the proxy card and the annual report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2024.

What is the purpose of the Annual Meeting?

This is the Annual Meeting of the Company’s stockholders. At the Annual Meeting, we will be voting upon the following matters:

1. To elect the director nominees to serve until the next annual meeting of stockholders or until their successor is elected and qualified;

2. To approve and adopt a proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split any time before June 30, 2025 with the exact ratio within such range to be determined at the sole discretion of the Board, without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

3. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Smithline Exchange Agreement, as more fully described in this Proxy Statement;

4. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Strata Purchase Agreement, as more fully described in this Proxy Statement;

5. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Myrtle SEA, as more fully described in this Proxy Statement;

6. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with either (1) the issuance of 20,000 shares Series A Preferred Stock, or (2) the issuance of shares of Class A Common Stock associated with the acquisition of RCHI pursuant to the RCHI SEA, as more fully described in this Proxy Statement;

7. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance of Notes in connection with the SPA with the Purchasers, as more fully described in this Proxy Statement;

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8. To approve, pursuant to the RCHI SEA, either (1) the issuance of shares of Series A Preferred Stock, or (2) the issuance of shares of Class A Common Stock and the appointment of additional directors which will constitute a “Change of Control,” as defined by NYSE American Rules;

9. To approve an amendment to our bylaws to decrease the number of shares required to achieve a quorum to one third of the total issued and outstanding common stock.

10. To approve and adopt a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of capital stock from 510,000,000 shares (consisting of 500,000,000 million shares of Common Stock and 10,000,000 shares of Preferred Stock) to 2,010,000,000 shares (consisting of 2,000,000,000 shares of Common Stock and 10,000,000 shares of preferred stock);

11. To ratify the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the year ending December 31, 2024;

12. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

13. Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

How do proxies work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the Annual Meeting in the way you instruct and, with regard to any other business that may properly come before the Annual Meeting, as they think best.

Who is entitled to vote?

Our Board has fixed the close of business on [*], 2024 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. You can vote at the Annual Meeting if you held shares of our Class A Common Stock as of the close of business on the Record Date. On [*], 2024, there were [*] shares of Class A Common Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to one vote.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 for a period of at least 10 days prior to the Annual Meeting and during the Annual Meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the bank, broker, nominee, fiduciary or other custodian that holds your shares giving you the right to vote the shares at the Annual Meeting.

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How do I vote?

If on [*], 2024, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the virtual meeting and vote electronically. If you hold shares through a bank, broker, nominee, fiduciary or other custodian, please refer to your proxy card, Notice or other information forwarded by your bank, broker, nominee, fiduciary or other custodian to see which voting options are available to you.

● You may vote by using the Internet at [*].com by following the instructions for Internet voting on the Notice or proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [*], 2024.

● You may vote by telephone by dialing 1-800-[*] and following the instructions for voting by phone on the Notice or (if you received a proxy card by mail) the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [*], 2024.

● You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. Your vote and the method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend the Annual Meeting.

● If you wish to vote electronically at the Annual Meeting, go to [*].com using your unique Control Number that was included in the proxy materials that you received in the mail.

What if I return a proxy card but do not make specific choices?

If you are not a record holder, such as where your shares are held through a bank, broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. Therefore, if you do not provide voting instructions to your bank, broker, nominee, fiduciary or other custodian, they may not vote in any of the matters presented for a vote at this Annual Meeting, and your shares will be considered to be a “broker non-vote” with regard to those matters. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but will not otherwise have an effect on the outcome of a vote for any proposal in this Proxy Statement.

Proposals 2 (the amendment to our Certificate of Incorporation to effect the Reverse Split), 9 (approval an amendment to our bylaws to decrease the number of shares required to achieve a quorum to one third of the total issued and outstanding common stock), 10 (the amendment to our Certificate of Incorporation to effect the Authorized Increase), 11 (the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm), and 12 (the adjournment proposal) are “routine” matters on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on such other proposals to be considered at the Annual Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

How will my shares be voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and the director nominee and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

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Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies, including an estimated fee of $[*], plus reimbursement of out-of-pocket expenses, for [*] to act as our proxy solicitor. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card or Notice?

If you receive more than one proxy card or Proxy Statement, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or submit a proxy for each Proxy Statement to ensure that all of your shares are voted.

What if I share an address with another stockholder?

If you reside at the same address as another stockholder, you and other stockholders residing at the same address may receive a single copy of this Proxy Statement. This process, which has been approved by the SEC, is called “householding.” However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: (i) if the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 562-9447 to inform us of such stockholder’s request; or (ii) if a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. The annual report on Form 10-K, quarterly reports on Form 10-Q, when filed, this Proxy Statement and the related notice are also available at [*].

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

● You may submit another properly completed proxy card with a later date.

● You may send a written notice that you are revoking your proxy to FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, Attention: CEO.

● You may virtually attend the Annual Meeting and vote electronically by going to www.[*] and using your unique Control Number that was included in the proxy materials that you received in the mail. Simply attending the meeting will not, by itself, revoke your proxy.

Who will solicit proxies on behalf of our Board?

Proxies may be solicited on behalf of our Board, without additional compensation, by the Company’s directors and employees. We have retained [*] to act as a proxy solicitor.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail and personal solicitation by our directors and employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website at www.foxotechnologies.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.

6

How are votes counted?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current NYSE rules, any election of a member of the Board, whether contested or uncontested, is considered “non-routine” and therefore brokers are not permitted to vote your shares held in street name for any of the proposals in this Annual Meeting, other than Proposals 2, 9, 10, 11, and 12, in the absence of instructions from you. Proposals 1, 3, 4, 5, 6, 7, 8, and 13 are non-routine matters and therefore if you hold your shares through a bank, broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of director nominees	Plurality of the votes cast	No
Approval of an amendment to our Certificate of Incorporation to effect the Reverse Split	A majority of the outstanding shares of Class A Common Stock	Yes
Approval of the issuance of shares in connection with the Smithline Exchange Agreement in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of the issuance of shares in connection with the amendment to the Strata Purchase Agreement in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of the issuance of shares in connection with the Myrtle SEA in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of the issuance of shares in connection with either (1) the issuance of shares of Class A Common Stock underlying 20,000 shares of Series A Preferred Stock, or (2) shares of Class A Common Stock to be issued pursuant to the RCHI SEA in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of the issuance of shares in connection with the issuance of Notes in connection with the SPA with the Purchasers in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of the issuance of either (1) shares of Series A Preferred Stock, or (2) shares of Class A Common Stock and appointment of additional directors pursuant to the RCHI SEA, which will constitute a Change of Control	A majority of the votes cast	No
Approval of amendment to our bylaws to decrease the number of shares required to achieve a quorum to one-third of the total issued and outstanding common stock	A majority of the votes cast	Yes
Approval of an amendment to our Certificate of Incorporation to effect the Authorized Increase	A majority of the outstanding shares of Class A Common Stock	Yes
Ratification of our auditor	A majority of the votes cast	Yes
Approval of one or more adjournments of the Annual Meeting to a later date or dates	A majority of the votes cast	Yes

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What are the voting procedures?

You may vote in favor of or against each proposal, or you may abstain from voting on each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the election of the director nominee and the proposals being placed before our stockholders at the Annual Meeting.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the voting power of all the Company’s outstanding shares entitled to vote at this Annual Meeting are represented, in person or by proxy. On the Record Date, there were in the aggregate [*] shares of Class A Common Stock outstanding and entitled to vote. Thus, [*] shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How will my shares be voted if I mark “ABSTAIN” on my proxy card?

We will count a properly executed proxy card marked “ABSTAIN” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting.

What if I have additional questions that are not addressed here?

If you have any questions or require any assistance regarding our Annual Meeting, please contact our proxy solicitor:

[*]

Strategic Stockholder Advisor and Proxy Solicitation Agent

[*]

North American Toll-Free Phone:

1-[*]

Email: [*]

Call Collect Outside North America: +1 [*]

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GOVERNANCE OF THE COMPANY

Executive Officers and Directors

The business and affairs of the Company are managed by or under the direction of the Board.

The following table sets forth the name, age and position of each of the current directors and executive officers of the Company:

Name	Age	Position
Executive Officers
Mark White	63	Interim Chief Executive Officer and Director
Martin Ward	66	Interim Chief Financial Officer
Non-Employee Directors
Bret Barnes(1)(2)(3)	42	Chairman and Director
Francis Colt deWolf III(1)(2)(3)	56	Director

(1)	Member of nominating and corporate governance committee.

(2)	Member of compensation committee.

(3)	Member of audit committee.

Information regarding the executive officers and directors of the Company is set forth below:

Executive Officers

Mark White — Interim Chief Executive Officer and Director

Mr. White has served as our Interim Chief Executive Officer and a director since September 2023. In addition to his roles at the Company, Mr. White has served since 2022, and continues to serve, as President of KR8 AI, a company in the development stage that uses artificial intelligence and machine learning to develop products and tools for content creators. Prior to his role with KR8 AI, in 2014, Mr. White founded and became Chief Executive Officer of One Horizon Group PLC, a predecessor of One Horizon Group, Inc. which he served as Chief Executive Officer and a Director from 2012 to 2014. Mr. White was again appointed Chief Executive Officer and director of One Horizon Group, Inc. in 2017. Mr. White founded Next Destination Limited in 1993, the European distributor for Magellan GPS and satellite products, and sold the business in 1997. Prior to that, Mr. White was Chief Executive Officer for Garmin Europe, where he built up the company’s European distribution network. Mr. White’s entrepreneurial career in the distribution of electronic equipment and telecommunications spans over 25 years. Apart from his product and technical knowledge, Mr. White has a wealth of experience in corporate finance. He has led in excess of 25 merger and acquisition transactions and associated funding and financing rounds and has helped numerous private and public companies obtain financing. We believe that Mr. White’s extensive commercial and operational management experience at technology companies and his experience launching new businesses and raising capital qualifies him to serve on our Board.

Martin Ward — Interim Chief Financial Officer

Mr. Ward has served as our Interim Chief Financial Officer since September 2023. In addition to his role at the Company, Mr. Ward has served since 2022, and continues to serve, as Chief Financial Officer of KR8 AI. Since 2012, Mr. Ward served and continues to serve as the Chief Financial Officer, Secretary and a director of One Horizon Group Inc. Mr. Ward served as the Chief Financial Officer, Secretary and a director of One Horizon Group PLC the predecessor to One Horizon Group, Inc., where he oversaw One Horizon Group’s United Kingdom arm float on the London AIM market and its merger into an OTC market company in 2012 which uplisted to the NASDAQ Capital Market in 2014. Mr. Ward is a Fellow of the Institute of Chartered Accountants in England and Wales and qualified as a Chartered Accountant in 1983.

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Non-Employee Directors

Bret Barnes — Chairman and Director

Mr. Barnes has served as a member of our Board since November 2021 and became Chairman in November 2022. Since April 2007, Mr. Barnes has served as a Staff Bioinformatics Scientist for Illumina, Inc. (NASDAQ: ILMN). Mr. Barnes has developed a number of patents and products, including methods to examine methylation of genomic DNA and methods for diagnosing respiratory pathogens and predicting COVID-19 related outcomes. Mr. Barnes has been the core bioinformatics lead on all Infinium Methylation products, including all original and new novel design capabilities. In addition to his array development efforts, Mr. Barnes has been instrumental in developing structural variant detection algorithms via DNA sequencing at Illumina, Inc. Prior to that position, Mr. Barnes served as a Bioinformatics Software Engineer from 2005 to 2007 at Science Applications International Corporation (NYSE American: SAIC). Mr. Barnes holds a Bachelor of Science degree in Bioinformatics from the University of California, Santa Cruz. Mr. Barnes was among the first graduates at University of California, Santa Cruz to receive a degree in bioinformatics. We believe that Mr. Barnes’ industry experience qualifies him to serve on the Board.

Francis Colt deWolf III — Director

Mr. deWolf III has served as a director of the Company since January 2024. Mr. deWolf has over 20 years’ experience in the financial services sector. From June 2009 until the President, he has served as President of Colt Capital LLC, a Florida-based company, whose principal activities focus on advising emerging market companies on private and public financing strategies, in particular, the reverse merger process. He is also engaged in lending using equity as collateral as well as trading equity. Notable transactions in which Mr. deWolf was instrumental include China Security (CSR), China Public Security (CNIT), and China Valve (CVVT) . The financing strategies undertaken by these companies have ranged from private equity, to public listings on the NASDAQ and the AMEX. Mr. deWolf’s role in such transactions has not only been advisory; he has also raised capital, sourced legal and audit expertise, as well as ultimately orchestrated large share block sales to private equity funds in order to assist the company in optimizing its share position. From June 2019 to the present, Mr. deWolf has served as Managing Director of Crediblock.com LLC, a global digital productions and marketing agency. From October 2019 to the present, Mr. deWolf has served as Executive Director of Blockstreet Network, Inc., a firm dealing in in acquisition, enhancement and disposition of distressed titles of property. From March 2020 to the present, Mr. deWolf has served as President of Diamond Rock, Inc., a cash/non-cash sponsor of distressed real estate transactions. Prior to founding Colt Capital LLC, Mr. deWolf was a Senior Vice President at Oppenheimer and Company, where he was involved in the Chinese markets, focusing on restricted stock placements, reverse mergers and secondary financing for emerging and mid-size Chinese companies. In the earlier years of his career, Mr. deWolf was a bond broker for Tucker Anthony, and subsequently an equities broker, and Vice President at Prudential Securities in Washington D.C. where he developed his expertise in restricted securities. Mr. deWolf is a graduate of Tulane University and received his business degree from the AB Freeman School of Business Studies at Tulane University.

Board of Directors

Following the consummation of the Business Combination, the Board was divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I directors expired at the first annual meeting of the stockholders following the consummation of the Business Combination, which was held on May 26, 2023. The term of the initial Class II directors will expire at the second annual meeting of the stockholders following the consummation of the Business Combination and the term of the initial Class III directors will expire on the third annual meeting of the stockholders following the consummation of the Business Combination.

Directors elected at annual meetings of stockholders following the consummation of the Business Combination will be elected for terms expiring at the next annual meeting of stockholders or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, removal or the earlier termination of his or her term of office. At our 2023 Annual Meeting of Stockholders held on May 26, 2023, our stockholders elected Mr. Barnes, formerly a Class I director, to serve as a director until the next annual meeting of stockholders or until the election and qualification of his successor.

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Our Charter and Company Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Subject to the terms of any preferred stock, any or all of the directors may be removed from office at any time, with or without cause, and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors. Any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by the affirmative vote of a majority of the Company’s directors then in office.

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of its business and structure, the Board expects to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.

Director Independence

The Board consists of three members, two of whom qualify as independent within the meaning of the independent director guidelines of NYSE American.

The Company’s Class A Common Stock is listed on NYSE American. Under the rules of NYSE American, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NYSE American require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of NYSE American. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of NYSE American.

We have undertaken a review of the independence of each director and considered whether each director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we have determined that Messrs. Barnes and de Wolf III are “independent directors” as defined under the listing requirements and rules of NYSE American and the applicable rules of the Exchange Act.

Board Committees

The Board directs the management of its business and affairs, as provided by Delaware law, and will conduct its business through meetings of the Board and standing committees. The Company has a standing audit committee, compensation committee and nominating and corporate governance committee, each of which operates under a written charter.

In addition, from time to time, special committees may be established under the direction of the Board when the Board deems it necessary or advisable to address specific issues. Current copies of the Company’s committee charters are posted on its website, www.foxotechnologies.com, as required by applicable SEC and the NYSE American rules.

Audit Committee

The Company’s audit committee consists of Messrs. Barnes and de Wolf III. The Board has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of the NYSE American. Each member of the Company’s audit committee meets the requirements for financial literacy under the applicable NYSE American rules. In arriving at this determination, the Board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

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The Board has determined that Mr. deWolf III qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE American rules. In making this determination, the Board has considered Mr. deWolf III’s formal education and previous and current experience in financial and accounting roles. Both the Company’s independent registered public accounting firm and management periodically will meet privately with the Company’s audit committee.

The audit committee’s responsibilities include, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing the Company’s independent registered public accounting firm;

●	discussing with the Company’s independent registered public accounting firm their independence from management;

●	reviewing with the Company’s independent registered public accounting firm the scope and results of their audit;

●	pre-approving all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC;

●	reviewing and monitoring the Company’s accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The composition and function of the audit committee complies with applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and NYSE American listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Compensation Committee

The Company’s compensation committee consists of Messrs. Barnes and de Wolf III. Messrs. Barnes and de Wolf III are non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that Messrs. Barnes and de Wolf III are “independent” as defined under the applicable NYSE American listing standards, including the standards specific to members of a compensation committee.

The compensation committee’s responsibilities include, among other things:

●	reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluating the performance of the Company’s Chief Executive Officer in light of these goals and objectives and setting or making recommendations to the Board regarding the compensation of the Company’s Chief Executive Officer;

●	reviewing and setting or making recommendations to the Board regarding the compensation of the Company’s other executive officers;

●	making recommendations to the Board regarding the compensation of the Company’s directors;

●	reviewing and approving or making recommendations to the Board regarding the Company’s incentive compensation and equity-based plans and arrangements; and

●	appointing and overseeing any compensation consultants.

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The composition and function of its compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and the NYSE American listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Nominating and Corporate Governance Committee

The Company’s nominating and corporate governance committee consists of Messrs. Barnes and de Wolf III. The Board has determined that each of Messrs. Barnes and de Wolf III is “independent” as defined under the applicable listing standards of the NYSE American and SEC rules and regulations.

The nominating and corporate governance committee’s responsibilities include, among other things:

●	identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

●	recommending to the Board the nominees for election to the Board at annual meetings of the Company’s stockholders;

●	overseeing an evaluation of the Board and its committees; and

●	developing and recommending to the Board a set of corporate governance guidelines.

The composition and function of the nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and NYSE American listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s compensation committee has ever been an executive officer or employee of the Company. None of the Company’s executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the Board or compensation committee.

Role of the Board in Risk Oversight/Risk Committee

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. For example, the Company audit committee will be responsible for overseeing the management of risks associated with the Company’s financial reporting, accounting, and auditing matters; the Company’s compensation committee will oversee the management of risks associated with our compensation policies and programs.

Board Oversight of Cybersecurity Risks

The Company faces a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in its SEC filings. The Board plays an active role in monitoring cybersecurity risks and is committed to the prevention, timely detection, and mitigation of the effects of any such incidents on the Company’s operations. In addition to regular reports from each of the Board’s committees, the Board receives regular reports from management, including its chief technology officer and chief security officer, on material cybersecurity risks and the degree of the Company’s exposure to those risks. While the Board oversees its cybersecurity risk management, management is responsible for day-to-day risk management processes. Management works with third party service providers to maintain appropriate controls. We believe this division of responsibilities is the most effective approach for addressing the Company’s cybersecurity risks and that the Board leadership structure supports this approach.

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Limitation on Liability and Indemnification of Directors and Officers

Our Certificate of Incorporation contains provisions that limit the liability of the Company’s directors for damages to the fullest extent permitted by Delaware law. Consequently, the Company’s directors will not be personally liable to the Company or its stockholders for damages as a result of an act or failure to act in his or her capacity as a director, unless:

●	the presumption that directors are acting in good faith, on an informed basis, and with a view to the interests of the corporation has been rebutted; and

●	it is proven that the director’s act or failure to act constituted a breach of his or her fiduciary duties as a director and such breach involved intentional misconduct, fraud or a knowing violation of law.

Our Certificate of Incorporation requires the Company to indemnify and advance expenses to, to the fullest extent permitted by applicable law, its directors, officers and agents. The Company maintains a directors’ and officers’ insurance policy pursuant to which the Company’s directors and officers are insured against liability for actions taken in their capacities as directors and officers. Finally, the Certificate of Incorporation prohibits any retroactive changes to the rights or protections or increasing the liability of any director in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

In addition, the Company has entered and will enter into separate indemnification agreements with the Company’s directors and officers. These agreements, among other things, require the Company to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request.

We believe these provisions in the Certificate of Incorporation are necessary to attract and retain qualified persons as directors and officers for the Company.

Corporate Governance Guidelines and Code of Business Conduct

The Board adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable to its directors. In addition, the Board adopted a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers.

The full text of the Company’s Corporate Governance Guidelines and its Code of Business Conduct and Ethics is posted on the Corporate Governance portion of the Company’s website at www.foxotechnologies.com. Information contained on or accessible through the Company’s website is not a part of this proxy statement, and the inclusion of the Company’s website address in this proxy statement is an inactive textual reference only. The Company intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its Code of Business Conduct and Ethics on its website rather than by filing a Current Report on Form 8-K.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, officers and persons who beneficially own 10% or more of the Class A Common Stock are required to file reports specifying their initial ownership of Class A Common Stock and subsequent changes in that ownership to the SEC. These reports are required to be filed within specified time periods established by the SEC. Based solely on our review of reports filed with the SEC, we believe that no director, officer, or 10% shareholder failed to timely file in fiscal year ended December 31, 2023 any report required by Section 16(a).

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Executive Compensation Overview

Compensation Philosophy

FOXO has designed its compensation and benefits program to attract, retain, incentivize and reward talented and qualified executives who share our philosophy and desire to achieve our enterprise goals. We believe our compensation program should promote the success of FOXO and align executive incentives with the long-term interest of its stockholders. Our current compensation programs reflect our startup origins in that they consist primarily of base salaries and short-term incentive compensation, as well as the grant of options to purchase stock. As we recently transitioned from a private company to a publicly traded company, we intend to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require.

Compensation Elements

The compensation for our named executive officers consists of the following:

Compensation Element	Purpose
Base Salary	To provide stable and competitive income.

Equity-Based Compensation	To encourage executives to maximize long-term stockholder value (provided in the form of stock option awards).

To accomplish both its short-term and long-term objectives, the compensation program emphasizes pay-for-performance, with two variable components. Base salary is intended to provide a fixed component of compensation commensurate with the executive’s skill set, experience, role and responsibilities, and is compared against those in similar positions at similar companies. Variable components include long-term equity-based incentives, which are used to align each component of incentive compensation with our short and long-term business objectives.

Summary Compensation Table

The following table sets forth information regarding the total compensation awarded to and earned by our named executive officers for services rendered in all capacities for the years ended December 31, 2023 and 2022.

		Salary	Option Awards	Stock Awards		Total
Name and Principal Position	Year	($)	($)(1)	($)(2)		($)
Mark White(3)	2023	—	—	257,500	(8)	257,500
Interim Chief Executive Officer	2022	—	—	—		—

Martin Ward(4)	2023	—	—	257,500	(8)	257,500
Interim Chief Financial Officer	2022	—	—	—		—

Tyler Danielson(5)	2023	141,923	—	—		141,923
Interim Chief Executive Officer	2022	205,000	22	5,935,600		6,140,622

Brian Chen, PhD(6)	2023	163,385	—	—		163,385
Chief Science Officer	2022	236,000	22	5,935,600		6,171,622

Robert Potashnick(7)	2023	141,923	—	—		141,923
Chief Financial Officer	2022	205,000	22	3,983,100		4,188,122

(1)	Amounts reflect the aggregate grant date fair value of stock option awards and restricted stock granted under FOXO’s 2020 Equity Incentive Plan (the “2020 Plan”) or FOXO Technology Inc.’s 2022 Equity Incentive Plan (the “2022 Plan”) to our named executive officers during the years ended December 31, 2022 and 2023, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. These amounts do not reflect the actual economic value that may be realized by the named executive officer.

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(2)	2023 amounts reflect the fair value of restricted stock granted under the 2022 Plan and 2022 amounts reflect the aggregate fair value of restricted stock as part of FOXO’s Management Contingent Share Plan to our named executive officers during the years ended December 31, 2022 and 2023, computed in accordance with FASB ASC 718, Compensation – Stock Compensation. These amounts do not reflect the actual economic value that may be realized by the named executive officer.

(3)	Mark White was appointed as Interim Chief Executive Officer and director of the Company effective as of September 19, 2023.

(4)	Martin Ward was appointed as Interim Chief Financial Officer of the Company effective as of September 19, 2023.

(5)	Tyler Danielson resigned as Interim Chief Executive Officer and Chief Technology Officer of the Company, effective as of September 14, 2023.

(6)	Brian Chen resigned as Chief Science Officer of the Company, effective as of September 14, 2023, pursuant to a resignation letter. Mr. Chen’s resignation letter asserted that he resigned for Good Reason (as defined in his employment agreement); however, he did not specify what he believed constituted Good Reason.

(7)	Robert Potashnick resigned as Chief Financial Officer of the Company, effective as of September 13, 2023.

(8)	On October 3, 2023, Messrs. White and Ward were each awarded 250,000 shares of the Company’s Class A Common Stock.

Narrative Disclosure to the Summary Compensation Table

Equity-Based Compensation

Legacy FOXO previously utilized its 2020 Plan, or the 2020 Plan, to enable it and its affiliates to attract and retain qualified employees (including officers), consultants and directors to contribute to its long range success, provide incentives that aligned their interests with those of Legacy FOXO stockholders, and promote the success of its business. The Legacy FOXO board of directors adopted, and the Legacy FOXO stockholders approved, the 2020 Plan in 2020. The 2020 Plan governs and previously facilitated the grant of incentive awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards, performance share awards, cash awards and other equity-based awards.

Prior to the closing of the Business Combination, our named executive officers received equity-based compensation in the form of stock option awards under the 2020 Plan, as described below. Under the 2020 Plan, stock option awards generally vest monthly over a three-year period and have a term of five years.

Following the approval of the FOXO Technology Inc. 2022 Plan, which is described below, the 2020 Plan was terminated and no further awards will be granted under the 2020 Plan.

The following describes certain material terms of the 2020 Plan.

Grants, Generally. The 2020 Plan provided both for the direct award or sale of shares and for the grant of incentive stock options (“ISOs”) and non-qualified stock options (“NSOs”). ISOs may have been granted only to Legacy FOXO employees. All other awards may have been granted to employees, consultants and directors of Legacy FOXO.

The maximum number of shares of Legacy FOXO common stock that may have been issued over the term of the 2020 Plan was 700,000 shares on a pre-Business Combination basis, or approximately 406,586 on a post-Business Combination basis. As of December 31, 2023, stock options to purchase 119,371 shares of the Company’s Class A Common Stock on a post-Business Combination basis with a weighted-average exercise price of $73.02 per share were outstanding under the 2020 Plan. Additionally, 3,000 shares on a pre-Business Combination basis or 1,743 on a post-Business Combination basis of restricted stock were granted pursuant to the 2020 Plan to an employee who is a named executive officer now but was not at the time of issuance. There were no outstanding awards under the 2020 Plan other than these options and restricted stock.

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Administration. The Legacy FOXO board of directors, or a committee delegated by the Legacy FOXO board of directors, administered the 2020 Plan. Our Board has assumed such role following the Business Combination. During the term and subject to the terms of the 2020 Plan, the administrator had the power to, among other things, construe and interpret the 2020 Plan and apply its provisions, determined when awards were to be granted under the 2020 Plan and the applicable grant date, prescribed the terms and conditions of each award, including, without limitation, the exercise price and medium of payment and vesting provisions, and specified the provisions of the award agreement relating to such grant, made decisions with respect to outstanding awards that may have become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments, and exercised discretion to make any and all other determinations which it determined to be necessary or advisable for the administration of the 2020 Plan.

Options. Each of the named executive officers was granted a mix of ISOs and NSOs. See the “Outstanding Equity Awards” table below for further information about our named executive officers’ outstanding options as of December 31, 2023.

Under the terms of the 2020 Plan, no stock option is exercisable after the expiration of five years from the grant date.

The exercise price per share of options granted under the 2020 Plan must be at least 100% of the fair market value per share of Legacy FOXO common stock on the grant date, subject to certain exceptions. Subject to the provisions of the 2020 Plan, the administrator determined the other terms of options, including any vesting and exercisability requirements, the method of payment of the option exercise price, the option expiration date, and the period following termination of service during which options may remain exercisable.

Adjustments upon Changes in Stock. In the event of changes in the outstanding Legacy FOXO common stock (now, our shares of Class A Common Stock) or in the capital structure of Legacy FOXO by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2020 Plan and any award agreements, the exercise price of options, the maximum number of shares of Legacy FOXO common stock subject to all awards set forth above would be equitably adjusted or substituted, as to the number, price or kind of a share of Legacy FOXO common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of such award.

Effect of Change in Control. Unless otherwise provided in an award agreement, in the event of a participant’s termination of continuous service without cause or for good reason (as defined in the 2020 Plan) during the 12-month period following a change in control, all outstanding options will become fully vested and immediately exercisable.

2022 Plan

During the year ended December 31, 2023, we granted 609,770 shares of restricted stock under the 2022 Plan of which 11,100 restricted shares were forfeited during the year. No stock options were granted under the 2022 Plan during the years ended December 2023 and 2022.

Summary of the 2022 Equity Incentive Plan

Eligibility

Employees (including officers), non-employee directors and consultants who render services to us or an affiliate thereof (whether now existing or subsequently established) are eligible to receive awards under the 2022 Plan. Incentive stock options may only be granted to our employees or a parent or subsidiary thereof. As of the date of this Proxy Statement, we have four non-executive employees, one consultant, two executive officers (one of whom is also a director), and two non-employee directors, eligible to participate in the 2022 Plan.

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Administration

The compensation committee of our Board, or such other committee as may be designated by the Board, or in the absence of any such committee, the Board (the “compensation committee” or “Administrator”) administers the 2022 Plan. Subject to the terms of the 2022 Plan, the compensation committee has complete authority and discretion to determine the terms of awards under the 2022 Plan.

Types of Awards

The 2022 Plan provides for the grant of stock options, which may be ISOs or NSOs, stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”) and other equity-based awards, or collectively, awards.

Share Reserve

651,862 shares of Class A Common Stock may be issued under the 2022 Plan. All of the shares available under the 2022 Plan may be issued upon the exercise of ISOs.

Awards granted under the 2022 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction do not reduce the shares available for grant under the 2022 Plan but will count against the maximum number of shares that may be issued upon the exercise of ISOs.

If options, SARs, restricted stock, RSUs or any other awards are forfeited, cancelled or expire before being exercised or settled in full, the shares subject to such awards will again be available for issuance under the 2022 Plan. Notwithstanding anything to the contrary contained herein: shares subject to an award under the 2022 Plan shall not again be made available for issuance or delivery under the 2022 Plan if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by the company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled SAR or other awards that were not issued upon the settlement of the award. Shares issued under the 2022 Plan may be authorized but unissued shares or treasury shares. As of the date hereof, no awards have been granted under the 2022 Plan.

Annual Limitation on Awards to Non-Employee Directors

The grant date fair value of 2022 Plan awards granted to each non-employee director during any calendar year may not exceed $500,000 (on a per-director basis).

Stock Options

The 2022 Plan authorizes the grant of ISOs and NQSOs (each an “Option”). Options granted under 2022 Plan entitle the grantee, upon exercise, to purchase a specified number of shares of Class A Common Stock from us at a specified exercise price per share. The Administrator of the 2022 Plan determines the period during which an Option may be exercised, as well as any Option vesting schedule, except that no Option may be exercised more than 10 years after the date of grant and will generally expire sooner if the option holder’s service terminates. The exercise price for shares of Class A Common Stock covered by an Option cannot be less than the fair market value of the common stock on the date of grant unless pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

An Option’s exercise price may be paid in cash or by certified check at the time the Option is exercised, or, at the discretion of the Administrator, (1) a stock-for-stock exchange whereby the exercise price is paid by exchange of other common stock with a fair market value equal to the Option exercise price; (2) a “cashless” exchange established with a broker; (3) by reducing the number of shares of common stock otherwise deliverable upon exercise with the fair market value equal to the aggregate Option exercise price; (4) any combination of the previous methods; or (5) in any other form of legal consideration that may be acceptable by the Administrator.

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Tax Limitations on Incentive Stock Options

The aggregate fair market value, determined on the date of grant, of shares for which ISOs granted under the 2022 Plan first become exercisable by a participant during any calendar year shall not exceed $100,000, and any amount in excess of $100,000 shall be treated as NQSOs. If an ISO is granted to any employee who owns more than 10% of the total combined voting securities of the Company, the exercise price of such ISO shall be at least 110% of the fair market value of our Class A Common Stock on the date of grant, and such ISO shall not be exercisable more than five years after the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2022 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company Class A Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. The grant price for a stock appreciation right may not be less than 100% of the fair market value per share on the date of grant. Subject to the provisions of the 2022 Plan, the Administrator determines the other terms of stock appreciation rights, including when such rights become exercisable.

Restricted Stock Awards

Restricted stock may be granted under the 2022 Plan. Restricted stock awards are grants of shares of Company Class A Common Stock that vest in accordance with terms and conditions established by the compensation committee. The Administrator determines the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2022 Plan, determines the terms and conditions of such awards. The compensation committee may impose whatever conditions to vesting it determines to be appropriate. The compensation committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Recipients of restricted stock awards generally have voting rights with respect to such shares upon grant unless the Administrator provides otherwise. Unless the Administrator determines otherwise, during the restricted period, all dividends or other distributions paid upon any restricted stock awards will be retained by the Company for the account of the recipient. Such dividends or other distributions will revert to the Company if for any reason the restricted stock award upon which such dividends or other distributions were paid reverts to the company. Upon the expiration of the restricted period, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the recipient, with or without interest as determined by the Administrator.

Restricted Stock Units

RSUs may be granted under the 2022 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of company common stock. Subject to the provisions of the 2022 Plan, the Administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The Administrator may also grant RSUs with a deferral feature, whereby settlement is deferred beyond the vesting date or lapse of the restricted period until the occurrence of a future payment date or event set forth in an award agreement. A holder of RSUs will have only the rights of a general unsecured creditor of the Company, until the delivery of shares, cash or other securities or property. On the delivery date, the holder of each RSU not previously forfeited or terminated will receive one share, cash or other securities or property equal in value to one share or a combination thereof, as specified by the Administrator.

Other Equity-Based Awards

The 2022 Plan also authorizes the grant of other types of equity-based awards based in whole or in part by reference to the Company’s Class A Common Stock. The Administrator will determine the terms and conditions of any such awards.

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Change in Control

Unless otherwise provided in an award agreement, under the 2022 Plan, if a participant is terminated without cause or for good reason during the 12-month period following a change in control (as defined in the 2022 Plan), all of such participant’s outstanding awards shall vest and be immediately exercisable as of the date of termination. With respect to awards subject to performance goals, in the event of a change in control, all incomplete performance periods in respect of such awards in effect on the date the change in control occurs shall end on the date of such change and the Administrator shall (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based upon the Administrator’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Administrator. In addition, in the event of a change in control, the Administrator may in its discretion cash out any or all outstanding awards immediately before the change in control.

Changes to Capital Structure

In the event of certain changes in capitalization, including a stock split, reverse stock split or stock dividend, proportionate adjustments will be made in the number and kind of shares available for issuance under the 2022 Plan, the limit on the number of shares that may be issued under the 2022 Plan as ISOs, the number and kind of shares subject to each outstanding award and/or the exercise price of each outstanding award.

Duration, Amendment and Termination

The Administrator of the 2022 Plan may suspend or terminate the 2022 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2022 Plan will terminate on the tenth anniversary of its effective date. The Administrator may also amend the 2022 Plan at any time, except that no amendment shall be effective unless approved by our stockholders, to the extent stockholder approval is necessary to satisfy any applicable laws. No change may be made that increases the total number of shares of Class A Common Stock reserved for issuance pursuant to awards or reduces the minimum exercise price for options or exchange of options for other awards, unless such change is authorized by our stockholders. No modification may be made to an outstanding award under the 2022 Plan if such modification effects a “repricing” of the award unless such a repricing is approved by our stockholders. A termination or amendment of the 2022 Plan will not, without the consent of the participant, materially impair the rights under a previously granted award.

Restrictions on Transfer

ISOs may not be transferred or exercised by another person except by will or by the laws of descent and distribution. NQSOs may, in the sole discretion of the Administrator, be transferable to certain permitted transferees as provided in the individual award agreements.

International Participation

The Administrator has the authority to implement sub-plans (or otherwise modify applicable grant terms) for purposes of satisfying applicable foreign laws, conforming to applicable market practices or for qualifying for favorable tax treatment under applicable foreign laws, and the terms and conditions applicable to awards granted under any such sub-plan or modified award may differ from the terms of the 2022 Plan. Any shares issued in satisfaction of awards granted under a sub-plan will come from the 2022 Plan share reserve.

Incentive Stock Options

A participant will not recognize income on the grant, vesting, or exercise of an ISO. However, the difference between the exercise price and the fair market value of our Class A Common Stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an ISO within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an ISO in the same manner as on the exercise of a NQSO, as described below.

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Non-Qualified Stock Options and SARs

A participant generally is not required to recognize income on the grant or vesting of a NQSO or SAR. Instead, ordinary income generally is required to be recognized on the date the NQSO or SAR is exercised. In general, the amount of ordinary income required to be recognized is (a) in the case of a NQSO, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price and (b) in the case of a SAR, the amount of cash and/or the fair market value of any shares received upon exercise. If the participant is an employee or former employee, the participant will be required to satisfy the tax withholding requirements applicable to such income.

A participant who receives an award of restricted stock generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the amount, if any, paid for the shares. Alternatively, a participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any amount paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Unit Awards

In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU.

Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2022 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an ISO, a participant generally will be required to recognize ordinary income upon such disposition.

Section 409A

The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (a) the end of the Company’s fiscal year in which vesting occurs or (b) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax and premium interest in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Deductibility by Company

The Company will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2022 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2022 Plan. Although the Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the stockholders’ best interests to maintain flexibility in the approach to executive compensation and to structure a program that the Administrator considers to be the most effective in attracting, motivating and retaining key employees.

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Management Contingent Share Plan

In connection with the Business Combination, we adopted an earnout incentive plan (the “Management Contingent Share Plan”) to secure and retain the services of certain key employees and service providers and incentivize such key employees and service providers to exert maximum efforts for the success of FOXO and its affiliates. The Management Contingent Share Plan made available a total of 920,000 shares eligible to be issued pursuant to restricted share awards, all of which were issued. These restricted share awards will vest and be subject to forfeiture according to time-based criteria established as part of the Business Combination. With the sale of FOXO Life Insurance Company on February 3, 2023, performance-based criteria is no longer required for vesting.

Summary of the Management Contingent Share Plan

Eligibility

Employees (including officers), non-employee directors and consultants who render services to the Company or an affiliate thereof (whether now existing or subsequently established) are eligible to receive awards under the Management Contingent Share Plan.

Administration

The Management Contingent Share Plan is administered by the compensation committee, or such other committee of the Board, composed of independent directors, as is designated by the Board to administer the Management Contingent Share Plan (the “Committee”).

Subject to the terms of the Management Contingent Share Plan, the Committee will have complete authority to construe and interpret the plan and awards granted under it. The Committee shall be solely responsible for monitoring and determining whether or not any performance-based condition (described below) was achieved, and any such determination shall be final and conclusive. The Committee may utilize whatever rules and processes it believes are appropriate in this determinative process. All determinations, interpretations, and constructions made by the Committee in good faith and consistent with the terms of the plan shall not be subject to review by any person and shall be final, binding, and conclusive on all persons.

Share Reserve

The number of shares of our Class A Common Stock that may be issued under the Management Contingent Share Plan is 920,000 shares, subject to equitable adjustment for share splits, share dividends, combinations and recapitalizations, including to account for any equity securities into which such shares are exchanged or converted. All 920,000 shares of Class A Common Stock were issued to members of our management designated by management.

Types of Awards

The Management Contingent Share Plan provides for the grant of restricted share awards of Class A Common Stock. All of the shares of Class A Common Stock issued to employees at the Closing were issued pursuant to a “Restricted Share Award,” the terms of which apply to all shares issued to such recipient. For the purposes of the Management Contingent Share Plan, shares of restricted Class A Common Stock issued in accordance with such plan will be considered “vested” when they are no longer subject to forfeiture in accordance with the terms of such plan.

Each restricted share award issued under the Management Contingent Share Plan was initially subject to both a time-based vesting component and a performance-based vesting component as discussed below.

Time-Based Vesting

Each restricted share award shall be subject to three service-based vesting conditions:

(a)	60% of a participant’s restricted share award will become vested on the third anniversary of the Closing if the participant is still employed by us on such date (and has been continuously employed by us from the date of grant through such vesting date).

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(b)	An additional 20% of a participant’s restricted share award will become vested on the fourth anniversary of the Closing if the participant is still employed by us on such date (and has been continuously employed by us from the date of grant through such vesting date).

(c)	The final 20% of a participant’s restricted share award will become vested on the fifth anniversary of the Closing if the participant is still employed by us on such date (and has been continuously employed by us from the date of grant through such vesting date).

Performance-Based Vesting

In addition, to time-based vesting, prior to the sale of FOXO Life Insurance Company on February 3, 2023, one-third of each restricted share award only become vested upon satisfaction of each of the following three performance-based conditions:

(a)	The operational launch of digital online insurance products by FOXO Life Insurance Company (or its functional equivalent under a managing general agency relationship with a life insurance company), with at least 100 policies sold, within one year following the Closing;

(b)	The signing of a commercial research collaboration agreement with an insurance company or reinsurance company for saliva-based epigenetic biomarkers in life insurance underwriting within two years following the Closing; and

(c)	The implementation of saliva-based epigenetic biomarkers in life insurance underwriting by the Company, with at least 250 policies sold using such underwriting, within two years following the Closing.

With the sale of FOXO Life Insurance Company on February 3, 2023, performance-based vesting was no longer required.

Service Based-Conditions

The Management Contingent Share Plan provides that in the event of the death, disability, or termination without cause of the CEO at the time of the Closing, service-based conditions will not apply.

Forfeiture of Restricted Share Awards

Prior to the discontinuation of the performance-based vesting, if a performance-based condition was not achieved within the specified timeframe then the one-third portion of each restricted share award that is associated to that performance-based condition was forfeited. The Committee was solely responsible for monitoring and determining whether or not any performance-based condition was achieved and any such determination was final and conclusive.

Any restricted stock awards that fail to vest due to a time-based vesting condition not being satisfied will be forfeited by the participant and the shares associated with that award will be permanently forfeited and cancelled.

Change in Control

In the event of a change in control (as defined in the plan), all time-based vesting conditions time frame for achievement has not expired will be waived.

Duration, Amendment and Termination

Unless sooner terminated, the Management Contingent Share Plan will terminate on the first to occur of (a) the date that 100% of the restricted share awards have become vested or (b) the first business day following the fifth (5th) anniversary of the Closing. The Board may suspend or terminate the plan with the written consent of all remaining participants in the Management Contingent Share Plan (at the time of the proposed suspension or termination of the Management Contingent Share Plan). The Board at any time, and from time to time, may amend, supplement, modify or restate the plan or any award provided that any such amendment applicable to a previously outstanding award shall not have an adverse effect on a participant or diminish the value of any previously outstanding award under the plan without participant’s prior written consent.

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Restrictions on Transfer

Except for transfers without consideration to persons or entities related to a participant (family members, family trusts, etc.) restricted share awards may not be transferred to another person except in the sole discretion of the Committee.

Short-Term Incentive Compensation

As outlined in our compensation policy, our named executive officers are eligible to earn discretionary biannual incentive bonuses. These discretionary incentive bonuses are worth, at maximum, 10% of each named executive officer’s annual base salary per review cycle, for an annual total value of up to 20% of each named executive officer’s base salary. Review cycles occur biannually, following the second and fourth quarter of each year, and discretionary incentive bonuses are paid at the conclusion of these review cycles. Discretionary biannual incentive bonuses awarded to named executive officers are paid in the form of stock option awards, cash, or some combination of the two. As such, since our named executive officers typically received their biannual incentive bonuses in the form of stock options, these amounts, as applicable to each year presented, are included in the “option awards” column of the summary compensation table above.

Agreements with Named Executive Officers

Agreement with Tyler Danielson, our former Interim Chief Executive Officer and Chief Technology Officer

We entered into an offer letter with Tyler Danielson on September 3, 2020, pursuant to which Mr. Danielson agreed to serve as our Chief Technology Officer and receive an annual base salary of $195,000. Mr. Danielson’s employment was to continue until such time as either we or Mr. Danielson terminated employment. Mr. Danielson was granted 1,743 shares of restricted stock on a post-business combination basis as replacement for a signing bonus that was initially intended to be in the form of a Sprinter Van.

Mr. Danielson was also eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and our achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. Incentive compensation was to be paid at our discretion.

Mr. Danielson was also eligible for standard benefit plans made available to management-level employees.

Mr. Danielson resigned as Interim Chief Executive Officer and Chief Technology Officer of the Company, effective as of September 14, 2023.

Agreement with Robert Potashnick, our former Chief Financial Officer

We entered into an employment agreement with Robert Potashnick on December 29, 2020, pursuant to which Mr. Potashnick agreed to serve as our Chief Financial Officer and receive an annual base salary of $180,000. Mr. Potashnick’s employment was to continue until such time either the Company or Mr. Potashnick terminated the employment agreement.

Mr. Potashnick was eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and our achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. No later than thirty days of the commencement date of the employment agreement, the Company compensated Mr. Potashnick with (i) a cash compensation signing bonus of $30,000; and (ii) an initial grant of 7,842 incentive stock options on a post-Business Combination basis. Additionally, in the absence of an executive incentive compensation plan by the compensation committee of the Board, Mr. Potashnick was eligible for an additional annual bonus of up to 20% of his salary.

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The employment agreement provided that Mr. Potashnick was also eligible for standard benefit plans made available to management-level employees.

We had the right immediately to terminate Mr. Potashnick’s employment for cause (as defined in his employment agreement) during the employment period upon notice to Mr. Potashnick.

In the event of a termination of Mr. Potashnick’s employment, we were required to pay Mr. Potashnick: (i) any unpaid base salary on our regular payday, prorated to the effective date of termination; and (ii) the dollar value of all accrued and unused vacation benefits based upon Mr. Potashnick’s base salary. We were also required to reimburse Mr. Potashnick in accordance with and subject to the requirements of our expense reimbursement practices for any reasonable and necessary business expenses incurred by Mr. Potashnick’s on behalf of the Company on or before the date on which his employment terminated, and reported and properly documented on expense reports.

We had the right to terminate Mr. Potashnick’s employment without cause during the employment period upon notice to Mr. Potashnick. In the event of a termination without cause (as defined in his employment agreement), we were required to pay Mr. Potashnick severance compensation in an amount equal to an amount of one half of Mr. Potashnick’s base salary in effect on the date on which Mr. Potashnick’s employment is terminated, payable in a lump sum within 30 days after the date of the termination. If Mr. Potashnick was eligible for and elects to continue group health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), he would be allowed to do so. We were also required to pay Mr. Potashnick a bonus under our equity incentive plan prorated based upon the number of days for which Mr. Potashnick was employed during the period for which such payments are made (e.g., quarter), and any options or other equity incentives which have been granted to Mr. Potashnick shall fully vest on the date of termination.

The CFO employment agreement includes provisions governing Company confidential information, assignment of employee inventions, non-solicitation of employees for 12 months following employment termination, non-competition for one year following any employment termination for cause or without good reason (as defined in the employment agreement) and indemnification rights.

Mr. Potashnick resigned as Chief Financial Officer of the Company, effective as of September 13, 2023.

Agreement with Brian Chen, our former Chief Science Officer

Our predecessor, GWG Holdings, Inc., entered into an employment agreement with Mr. Brian Chen, its Chief Science Officer, as of August 20, 2017, for a five-year initial term that automatically renews for additional one-year terms thereafter. For the years ended December 31, 2022 and 2021, the annual base salary for Mr. Brian Chen was $236,000. By letter agreement, dated October 17, 2019, the CSO employment agreement was amended and provided that Mr. Brian Chen would be eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and the company’s achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. The CSO employment agreement provided that Mr. Brian Chen was eligible for standard benefit plans made available to management-level employees. If the CSO’s employment were to end on account of death or disability, the Company would be required to pay his estate continued salary for one month and continue welfare benefits including paying all premiums for coverage of the CSO’s dependent family members.

The CSO employment agreement included provisions governing Company confidential information, assignment of employee inventions, non-solicitation of employees for 12 months following employment termination, non-competition for one year following any employment termination for cause or without good reason (as defined in the CSO employment agreement) and indemnification rights.

Mr. Chen resigned as our Chief Science Officer effective as of September 14, 2023, pursuant to a resignation letter. Mr. Chen’s resignation letter asserted that he resigned for Good Reason (as defined in his employment agreement); however, he did not specify what he believed constituted Good Reason.

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Agreements with Current Executive Officers

Agreement with Mark White, our Interim Chief Executive Officer

On September 19, 2023, we entered into an interim employment agreement with Mark White, pursuant to which Mr. White agreed to serve as our Interim Chief Executive Officer and as a member of the Board. Pursuant to the employment agreement, Mr. White is an at-will employee and will receive an annual base salary of $1.

Mr. White is eligible to participate in our benefits program, including medical, dental and vision, 401k plan, short-term and long-term disability, paid time off, holidays and other voluntary benefits. We also agreed to reimburse Mr. White for reasonable out-of-pocket expenses incurred in furthering our businesses, after he provides an itemized account of expenditures pursuant to our reimbursement policy. The employment agreement includes provisions governing Company confidential information and ownership of work product.

On October 3, 2023, we granted Mr. White 250,000 shares of Class A Common Stock pursuant to the 2022 Plan in consideration of services rendered and to be rendered to us. The shares awarded are not subject to any performance or vesting criteria, are deemed fully earned as of the grant date and are not subject to forfeiture, even if Mr. White’s employment with us terminates for any reason.

On July 25, 2024, we entered into a new Services Agreement with Mark White that superseded the interim employment agreement (the “Services Agreement”). The initial term of the Services Agreement is until July 31, 2026. Pursuant to the Services Agreement, Mr. White is entitled to monthly fees of $30,000, which may be converted into equity at the option of both Mr. White and the Company. Mr. White is entitled to full and prompt reimbursement of all expenses incurred in connection with his service as an officer of the Company and a monthly reimbursement for the cost of leasing and insuring a vehicle with a fair market value not in excess of $80,000. No later than 30 days after the date of the Services Agreement, Mr. White is to be issued 2,000 shares of Series A Preferred Stock.

We may terminate the Services Agreement at any time without Cause (as defined in the Services Agreement), provided that we give written notice of termination at 60 days before the date of such termination. In which case, Mr. White is be entitled to receive the following:

(i) payment of 24 months’ of monthly fees which, may be taken in cash or common stock of the Company at Mr. White’s sole option; and

(ii) reimbursement for any outstanding reasonable business expenses incurred by Mr. White in performing his duties.

We may terminate the Services Agreement at any time for Cause, provided that we give written notice of termination to Mr. White. If the Services Agreement is terminated for Cause, Mr. White is entitled to:

(i) accrued and unpaid monthly fees through the date of such termination; and

(ii) reimbursement for any outstanding reasonable business expenses incurred by Mr. White in performing his duties.

The Services Agreement will terminate upon a Change of Control (as defined in the Services Agreement). If the Services Agreement is terminated upon Change of Control, Mr. White will be entitled to:

(i) payment of 24 months of monthly fees which, may be taken in cash or common stock of the Company at Mr. White’s sole option; and

(ii) reimbursement for any outstanding reasonable business expenses incurred by Mr. White in performing his duties.

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For purposes of the Services Agreement, a termination for “Change of Control” means: (i) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date of this Agreement pursuant to the Exchange Act; provided that, without limitation, such a change in control will be deemed to have occurred at such time as any Acquiring Person hereafter becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of Voting Securities; or (ii) during any period of 12 consecutive calendar months, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, by the Company’s stockholders of each new director was approved by a vote of at least a majority of the directors then in office who were directors at the beginning of the period; or (iii) there will be consummated (1) any acquisition by the Company of stock or assets of another entity actively engaged in business, in connection with which the Company issues Voting Securities or any security, instrument or agreement exercisable for or convertible into Voting Securities, representing in the aggregate more than 100% of the Voting Securities outstanding prior to the entry into an agreement to consummate such acquisition, notwithstanding that the exercise or conversion of such security, instrument or agreement is subject to a vote of the shareholders of the Company, (2) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Voting Securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (3) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (iv) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

For purposes of the Services Agreement, “Acquiring Person” means any person or related person or related persons which constitute a “group” for purposes of Section 13(d) and Rule 13d-5 under the Exchange Act, as such Section and Rule are in effect as of the date of this Agreement; provided, however, that the term Acquiring Person shall not include (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any entity holding voting capital stock of the Company for or pursuant to the terms of any such employee benefit plan, or (iv) any person or group solely because such person or group has voting power with respect to capital stock of the Company arising from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the Exchange Act.

For purposes of the Services Agreement, “Voting Securities” means the Company’s issued and outstanding securities ordinarily having the right to vote at elections for director.

Upon the termination of the Services Agreement, upon the payment of all obligations owing to Mr. White by the Company, unless the Company will otherwise request, the Consultant shall resign from all positions within the Company.

Agreement with Martin Ward, our Interim Chief Financial Officer

On September 19, 2023, we entered into an interim employment agreement with Martin Ward, pursuant to which Mr. Ward agreed to serve as our Interim Chief Financial Officer. Pursuant to the employment agreement, Mr. Ward is an at-will employee and will receive an annual base salary of $1.

Mr. Ward is eligible to participate in our benefits program, including medical, dental and vision, 401k plan, short-term and long-term disability, paid time off, holidays and other voluntary benefits. We also agreed to reimburse Mr. Ward for reasonable out-of-pocket expenses incurred in furthering our businesses, after he provides an itemized account of expenditures pursuant to our reimbursement policy. The employment agreement includes provisions governing Company confidential information and ownership of work product.

On October 3, 2023, we granted Mr. Ward 250,000 shares of Class A Common Stock pursuant to the 2022 Plan in consideration of services rendered and to be rendered to us. The shares awarded are not subject to any performance or vesting criteria, are deemed fully earned as of the grant date and are not subject to forfeiture, even if Mr. Ward’s employment with us terminates for any reason.

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Outstanding Equity Awards

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of and during the year ended December 31, 2023, on a post-Business Combination basis. The table reflects both vested and unvested stock option awards, bifurcated by grant date.

			Option Awards
Name	Grant Date	Restricted Stock (1)	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Mark White	10/3/23	250,000
Martin Ward	10/3/23	250,000

(1)	The stock awarded to Messrs. White and Ward in 2023 were granted under the 2022 Plan and were fully-vested upon issuance.

Director Compensation

During the year ended December 31, 2023, no compensation was earned by, paid to, or awarded to Bret Barnes or Andrew Poole, the non-employee directors who served on the board of directors during 2023.

On July 24, 2024, we entered into an Independent Director Agreement with Bret Barnes (the “Director Agreement”). The term of the Director Agreement is until Mr. Barnes’ removal or resignation. Under the Director Agreement, for past services provided, Mr. Barnes is entitled to $50,000 and, until the payment can’t be paid, an additional $5,000 per month until satisfied. In addition to the cash payments, Mr. Barnes will be issued 400,000 shares of the Company’s Class A Common Stock. Lastly, Mr. Barnes is entitled to $5,000 per month for all future services performed under the Director Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of [*], 2024, the number of shares of Class A Common Stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act of 1934) known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all current executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days from the date of this Proxy Statement. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401.

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Applicable percentage of ownership is based on [*] shares of Class A Common Stock issued as of [*], 2024.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (4)	% of Class (5)
Directors and Executive Officers:
Mark White (1)	[*]	[*]	%
Martin Ward (1)	[*]	[*]	%
Bret Barnes (2)	[*]	[*]
Francis Colt deWolf III	0	-
Brian Chen	0	-
Tyler Danielson	0	-
Robert Potashnick	0	-
All current directors and executive officers as a group (four individuals) (3)	[*]	[*]	%

*	less than 1%.

(1)	Includes [*] shares of Class A Common Stock held by KR8 AI, an entity of which Messrs. White and Ward control.

(2)	Includes (i) [*] shares of Class A Common Stock held by Mr. Barnes that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) [*] shares of Class A Common Stock underlying vested options held by Mr. Barnes.

(3)	Our current directors and executive officers are: Francis Colt deWolf III (Director), Bret Barnes (Chairman and Director), Mark White (Interim Chief Executive Officer and Director) and Martin Ward (Interim Chief Financial Officer).

(4)	These amounts are based upon information available to the Company as of the date of this filing.

(5)	To our knowledge, except as indicated in the footnotes above and subject to state community property laws where applicable, all beneficial owners named in the beneficial ownership table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Except as disclosed below, for transactions with our executive officers and directors, please see the disclosure under “Executive Compensation” above.

Letter Agreement for Software License and Development

On October 29, 2023, we entered into a letter agreement (the “Letter Agreement”) with KR8 AI, pursuant to which KR8 granted us a provisional exclusive license (the “License”) to use KR8’s KR8 AI Eco System and iOS/Android app to develop one or more consumer health, wellness and longevity apps. The Letter Agreement limits the distribution of any such apps to consumers in North America. The Letter Agreement provides that KR8 AI will grant us a non-provisional exclusive License with a perpetual term upon the parties’ signing of a definitive license agreement.

Pursuant to the Letter Agreement, we agreed to pay KR8 AI an initial license and development fee of $2,500,000, with $1,500,000 to be paid in cash in agreed upon monthly increments and the remaining $1,000,000 to be paid in our Class A Common Stock at 102% of the closing price of the Common Stock on the date of the definitive agreement, subject to the authorization of NYSE American, provided that, (i) with the consent of KR8 AI, portions of the cash fee may be paid in shares of Common Stock and (ii) for so long as the Common Stock is listed on a major exchange, commencing July 1, 2024, if the average trading volume exceeds $50,000 per day for an agreed upon period, up to a third of any monthly fee may be paid in shares of Common Stock.

In addition to the license and development fee, we agreed to pay KR8 AI a royalty of 15% of product subscriber revenues, with a minimum annual royalty to be agreed upon by the parties. If the royalty paid in respect of any year is less than the applicable minimum, the License will become non-exclusive; we will have the option to maintain exclusivity by paying the shortfall.

Pursuant to the Letter Agreement, KR8 AI will provide ongoing support and maintenance for a monthly fee of $50,000. In addition, KR8 AI will assist with the development of any apps. Wey will pay KR8 AI 110% of its out-of-pocket costs in providing development services; provided that the first $50,000 due for development services any month will be deemed satisfied by payment of the monthly maintenance fee.

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Pursuant to the Letter Agreement, KR8 AI will own all rights to intellectual property produced solely by KR8 AI in performing under the License, provided that we will have the right to use such property pursuant to the License. We will own all rights to intellectual property in the form of both sample meta-data and paired molecular data collected including research results and biomarkers produced solely by us utilized in KR8 AI’s products, including without limitation the raw and processed epigenetic data, provided KR8 AI will have the right to use such property pursuant to the License. We and KR8 AI will jointly own all rights to intellectual property produced jointly.

Pursuant to the Letter Agreement, the parties agreed to promptly negotiate and enter into a definitive license agreement containing the terms described in the Letter Agreement and such other customary terms and conditions, including among others, scope and timing of deliverables, use restrictions, terms with respect to confidentiality, indemnification, insurance, choice of law and forum, conditions of default, rights and remedies upon a default, warranties and limitations of liability. If the parties fail to enter into a definitive license agreement prior to November 15, 2023, each party’s remedy will be limited to commencing an arbitration to determine all issues not agreed upon. If the arbitrators fail to provide a remedy with respect to each issue raised, the parties will nevertheless be obligated to perform as set forth in the Letter Agreement, subject to such rights of termination as may be agreed upon in a license agreement.

Mark White, our Interim Chief Executive Officer and director, is KR8 AI’s President. Martin Ward, our Interim Chief Financial Officer, is KR8 AI’s Chief Financial Officer. Mr. White and Mr. Ward each beneficially owns more than 5% of the common stock of KR8 AI.

KR8 AI Master License and Services Agreement

Effective January 12, 2024, we entered into the License Agreement with KR8 AI. Our Interim CEO and Interim CFO each are equity owners of KR8 AI. Under the License Agreement, KR8 AI granted to us a limited, non-sublicensable, non-transferable perpetual license to use the “Licensor Products” listed in Exhibit A to the License Agreement, to develop, launch and maintain license applications based upon our epigenetic biomarker technology and software to develop an AI machine learning epigenetic APP to enhance health, wellness and longevity. The territory of the License Agreement is solely within the U.S., Canada and Mexico.

Under the License Agreement, we agreed to pay to KR8 AI an initial license and development fee of $2,500,000, a monthly maintenance fee of $50,000, and an ongoing royalty equal to 15% of “Subscriber Revenues,” as defined in the License Agreement, in accordance with the terms and subject to the minimums set forth in the schedules of the License Agreement. We agreed to reimburse KR8 AI for all reasonable travel and out-of-pocket expenses incurred in connection with the performance of the services under the License Agreement, in addition to payment of any applicable hourly rates. If we fail to timely pay the “Minimum Royalty,” as defined in the License Agreement, due with respect to any calendar year, the license will become non-exclusive.

The initial term of the License Agreement commences on the effective date of the License Agreement. Unless terminated earlier in accordance with the terms, the License Agreement will be perpetual. Either party may terminate the License Agreement, effective on written notice to the other party, if the other party materially breaches this License Agreement, and such breach remains uncured 30 days after the non-breaching party provides the breaching party with written notice of such breach, in which event, the non-breaching party will then deliver a second written notice to the breaching party terminating the License Agreement, in which event the License Agreement, and the licenses granted under the License Agreement, will terminate on the date specified in such second notice. Either party may terminate the License Agreement, effective immediately upon written notice to the other party, if the other party: (i) is unable to pay, or fails to pay, its debts as they become due; (ii) becomes insolvent, files or has filed against it, a petition for voluntary or involuntary bankruptcy or otherwise becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law; (iii) makes or seeks to make a general assignment for the benefit of its creditors; or (iv) applies for or has appointed a receiver, trustee, custodian, or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business.

We may terminate the License Agreement at any time upon 90 days’ notice to KR8 AI provided that, as a condition to such termination, we immediately cease using any Licensor Products. KR8 AI may terminate the License Agreement at any time upon 30 days’ notice to us if we fail to pay any portion of the “Initial License Fee,” as defined in the License Agreement.

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Under the License Agreement, on January 19, 2024 we issued 1,300,000 shares of Class A Common Stock to KR8 AI.

Demand Promissory Notes

On September 19, 2023, we obtained a $247,233 loan from Andrew J. Poole, a director of the Company (the “September 2023 Loan”), to be used to pay for directors’ and officers’ insurance through October 2023. We issued to Mr. Poole a demand promissory note for $247,233 evidencing the September 2023 Loan (the “September 2023 Note”). The September 2023 Note does not bear interest. The September 2023 Note is due on demand, and in the absence of any demand, will be due one year from the issuance date. The September 2023 Note may be prepaid, in whole or in part, without penalty at any time.

On October 2, 2023, we obtained a $42,500 loan from Mr. Poole (the “October 2023 Loan”) to be used to pay for MSK’s legal fees through October 2023. We issued to Mr. Poole a demand promissory note for $42,500 evidencing the October 2023 Loan (the “October 2023 Note”). The October 2023 Loan accrues interest in arrears at a rate of 13.25% per annum. The principal sum of the October 2023 Note is due on demand, and in the absence of any demand, one year from the issuance date. The October 2023 Note may be prepaid, in whole or in part, without penalty at any time.

Delwinds

On February 23, 2022, Delwinds issued a promissory note in the principal amount of up to $2,000,000 to the Sponsor (the “Sponsor February Promissory Note”). The Sponsor February Promissory Note was issued in connection with advances the Sponsor has made to Delwinds for working capital expenses. As of the date of this Proxy Statement, $500,000 was still outstanding under the Sponsor February Promissory Note.

On February 24, 2022, in connection with the Business Combination, concurrent with the execution of the Merger Agreement, Andrew J. Poole, Delwinds’ Chairman and Chief Executive Officer, and The Gray Insurance Company, which is an affiliate of certain of Delwinds’ officers and directors (the “Backstop Investors”) entered into Backstop Subscription Agreements (the “Backstop Subscription Agreements”) pursuant to which the Backstop Investors agreed, subject to the terms and conditions of the Backstop Subscription Agreements, to purchase certain newly-issued shares of Class A Common Stock, contingent upon the occurrence of certain events, including the amount of Class A Common Stock redeemed upon consummation of the Business Combination and other contingencies. Concurrent and in connection with Delwinds entering into a Forward Purchase Agreement with Meteora Capital Partners or its affiliates, Delwinds and the Backstop Investors entered into revised Backstop Subscription Agreements (the “Revised Backstop Subscription Agreements”), the terms of which were also approved and agreed by Legacy FOXO. As a result of the terms of the Revised Backstop Subscription Agreements, the Backstop Investors did not subscribe for Delwinds shares concurrent with the consummation of the Business Combination pursuant to such agreements, in connection with Delwinds entering into the Forward Purchase Agreement with Meteora.

Delwinds has entered into a registration and stockholder rights agreement with respect to the private placement units, the units issuable upon conversion of working capital loans (if any) and the shares of Delwinds Class A Common Stock issuable upon exercise of the foregoing and upon conversion of the Founder Shares.

On September 14, 2022, the Sponsor forfeited 600,000 shares of Delwinds Class B Common Stock and assigned all of its remaining securities of the Company to its members for no additional consideration pursuant to securities assignment and joinder agreements (the “Distribution”), pursuant to which the members became parties to the Existing Letter Agreement, as amended by the Insider Letter Amendment, the Registration Rights Agreement, dated as of December 10, 2020, and Warrant Agreement, dated as of December 10, 2020, as applicable.

Legacy FOXO

Other than compensation arrangements, the following is a summary of the transactions and series of similar transactions since January 1, 2020, or any currently proposed transactions, to which Legacy FOXO was a participant or will be a participant, in which:

●	the amounts involved exceeded or will exceed $120,000; and

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●	any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this Proxy Statement.

Sales and Purchases of Securities

Convertible Debenture Sales

During the three months ended March 31, 2021, Legacy FOXO entered into separate Securities Purchase Agreements and other 2021 Bridge Agreements, with the 2021 Bridge Investors, pursuant to which Legacy FOXO issued $11,812,500 in aggregate principal amount of the 2021 Bridge Debentures. Legacy FOXO received net proceeds of $9,612,007 from the sale of the 2021 Bridge Debentures after the original issue discount of 12.5% and deducting fees and expenses of $887,993. The 2021 Bridge Debentures were issued in three tranches, on January 25, 2021, February 23, 2021, and March 4, 2021. The 2021 Bridge Debentures mature twelve months from the initial issuance dates, bear interest at a rate of 12% per annum, and require interest only payments on a quarterly basis. We retained the right to extend the maturity date for each issuance for an additional three-month period and incur an extension amount rate of 110% of the outstanding balance of the 2021 Bridge Debenture. The 2021 Bridge Debentures allow for both: (i) voluntary conversion of aggregate principal and accrued and unpaid interest to shares of Class A Common Stock at the option of the holder at a price per share equal to OIP and (ii) mandatory conversion of aggregate principal and accrued and unpaid interest upon our consummation of offering of common stock, including a special purpose acquisition company transaction, for an aggregate price of at least $5,000,000 at a price per share equal to the lower of (a) 70% of the offering price per share or (b) OIP. On January 25, 2021, Legacy FOXO also issued convertible debentures to its serving Chief Executive Officer and Chief Operating Officer, and to the Consultant (as defined below) that provided consulting services to Legacy FOXO, on the same terms as the 2021 Bridge Debentures issued to the 2021 Bridge Investors.

Effective February 22, 2022, pursuant to the 2021 Bridge Amendment, Legacy FOXO and the requisite 2021 Bridge Investors amended the terms of certain 2021 Bridge Agreements to, among other things: (i) expand the definition of “Qualified Offering” to include certain transactions with a special purpose acquisition company, (ii) permit Legacy FOXO to undertake the issuance of the 2022 Bridge Debentures, (iii) allow Legacy FOXO to further extend the maturity dates of the 2021 Bridge Debentures by 5 months under certain circumstances and (iv) implement additional premiums payable on the outstanding principal amount of the 2021 Bridge Debentures under certain circumstances.

Contractor Agreement

In October 2021, Legacy FOXO entered into a Contractor Agreement with Dr. Murdoc Khaleghi, one of its former directors, under which Dr. Khaleghi served as FOXO’s Chief Medical Officer. The Company paid Dr. Khaleghi $99,000 for the year ended December 31, 2022. Additionally, Dr. Khaleghi received 80,000 shares of the Company’s Class A Common Stock under the Management Contingent Share Plan related to his service under the Contractor Agreement with the Company recognizing $29,000 of expense during the year ended December 31, 2022. During the fourth quarter of 2022, Dr. Khaleghi and the Company paused services and payments under this agreement.

Indemnification Agreements

Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933, as amended (the “Securities Act”).

The Charter provides for indemnification of the Company’s directors, officers, employees and other agents to the maximum extent permitted by the DGCL, and the Company Bylaws provide for indemnification of the Company’s directors, officers, employees and other agents to the maximum extent permitted by the DGCL.

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In addition, we have entered and will enter into indemnification agreements with directors, officers, and some employees containing provisions which are in some respects broader than the specific indemnification provisions contained in the DGCL. The indemnification agreements will require the Company, among other things, to indemnify its directors against certain liabilities that may arise by reason of their status or service as directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Consulting Agreement

In April 2022, Legacy FOXO executed a consulting agreement with Bespoke Growth Partners, Inc., a company controlled by Mark Peikin, which was subsequently amended on June 1, 2022. The consultant was considered to be a related party of the Company as a holder of more than 5% of Legacy FOXO Class A Common Stock prior to the Business Combination. The agreement had a term of twelve months, over which the consultant was to provide services that include, but are not limited to, advisory services relating to the implementation and completion of an event that will result in Legacy FOXO being publicly listed and subject to Exchange Act. Following the execution of the agreement, as compensation for such services to be rendered as well as related expenses over the term of the contract, the consultant was paid a cash fee of $1,425. The consulting agreement also called for the payment of an equity fee as compensation for such services. Legacy FOXO issued 1,500,000 shares of Class A Common Stock to the consultant. These shares were intended to convert into no less than 80,000 shares of Class A Common Stock of the Company after the consummation of the Business Combination. To the extent that adjustments to the Conversion Ratio reduced the consultant’s converted shares to an amount less than 80,000, the consultant was to be issued make-up shares to ensure they were the holder of 80,000 shares of the Company’s Class A Common Stock following the close of the Business Combination. The shares ultimately converted into 87,126 shares of the Company’s Class A Common Stock.

Policies for Approval of Related Person Transactions

Our Board reviews and approves transactions with related persons. Prior to our Board’s consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction are disclosed to the Board, and the transaction is not considered approved by the Board unless a majority of the directors who are not interested in the transaction approve the transaction.

We adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

●	any person who is, or at any time during the applicable period was, one of our officers or one of our directors;

●	any person who is known by us to be the beneficial owner of more than 5% of our voting stock;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than 5% of its voting stock; and

●	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee of the Board has the responsibility to review related party transactions.

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Employment Arrangements

We have entered into interim employment agreements with our Interim Chief Executive Officer and Interim Chief Financial Officer, which are described above under Executive Compensation – Narrative Disclosure to the Summary Compensation Table – Agreements with Current Executive Officers.” See “Executive Compensation – Narrative Disclosure to the Summary Compensation Table – Agreements with Named Executive Officers” for a description of the terms and conditions of employment agreements by and between our predecessor companies and our former executive officers.

Simultaneously with the execution and delivery of the Merger Agreement, certain of our former executive officers who were executive officers of Legacy FOXO entered into Non-Competition Agreements in favor of Legacy FOXO and Delwinds and their respective present and future successors and direct and indirect subsidiaries. Under the Non-Competition Agreements, the Legacy FOXO executive officers signatory thereto agree not to compete with Delwinds, Legacy FOXO and their respective affiliates during the two-year period following the Closing and, during such two-year restricted period and not to solicit employees or customers of such entities. The Non-Competition Agreement also contains customary confidentiality and non-disparagement provisions.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees for Election to Board

The directors to be elected at the Annual Meeting shall be elected for a term expiring at the next annual meeting of stockholders. Unless otherwise instructed, the persons named in the accompanying proxy card intend to vote the shares represented by the proxy for the election of the nominee listed below. Although it is not anticipated that the nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected.

The following table sets forth the nominees for membership on the Board. It also provides certain information about the nominees as of the Record Date.

Name	Age	Position	Director Since
Mark White	63	Director	2023
Bret Barnes	41	Director	2021
Francis Colt deWolf III	56	Director	2024

In accordance with the Certificate of Incorporation, all directors elected at annual meetings of stockholders following the effectiveness of the Certificate of Incorporation will not be classified and instead will be elected for terms expiring at the next annual meeting of stockholders or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

For the biography of our director nominee and other related information, please see “Governance of the Company” section of this Proxy Statement.

REQUIRED VOTE

Under applicable Delaware law, the election of the nominee requires the affirmative vote by a plurality of the shares of Class A Common Stock present and entitled to vote on the election of directors at the Annual Meeting. Accordingly, the directorship to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes. You may withhold votes from the director nominee. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. Broker non-votes will have no effect on this proposal, assuming that a quorum is present.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

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PROPOSAL 2 – AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT

Overview

On [*], 2024, the Board acted unanimously to adopt the proposal for a reverse split (the “Reverse Split Proposal”) to amend Article IV of our Certificate of Incorporation to enable a potential reverse stock split of our issued and outstanding Class A Common Stock at a ratio ranging from one-for-five (1:5) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion provided that the Reverse Split be effected prior to the one-year anniversary of the date the Reverse Split is approved by our stockholders. The Board is now asking you to approve this Reverse Split Proposal.

Effecting the Reverse Split requires that Article IV of our Certificate of Incorporation be amended to include a reference to the Reverse Split. If approved, the Reverse Split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation, in the form attached to this proxy statement as Appendix A, with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board and prior to the one-year anniversary of the date the Reverse Split is approved by our stockholders.

If implemented, except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Class A Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split.

The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.

Purpose and Rationale for the Reverse Split

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on NYSE American.

Our Class A Common Stock is traded on the NYSE American under the symbol “FOXO”. To continue our listing on the NYSE American, we must comply with NYSE American rules. NYSE American Company Guide Section 1003(f)(v) provides that the NYSE American may delist a security when it sells for a substantial period of time at a low price per share. Our Class A Common Stock has been trading below $1.00 for many days since October 18, 2022 through [*], 2024. On [*], 2024, the closing price was $[*]. Our Board has considered the potential harm to us and our stockholders should NYSE American delist our Class A Common Stock from NYSE American. Delisting could adversely affect the liquidity of our Class A Common Stock since alternatives, such as the OTC Markets, are generally considered to be less efficient markets. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Class A Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Class A Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. These policies reduce the number of potential investors in our Class A Common Stock at its current market price. Our Board believes that a Reverse Split is a potentially effective means for us to increase the per share market price of our Class A Common Stock and to avoid, or at least mitigate, the likely adverse consequences of our Class A Common Stock being delisted from the NYSE American by producing the immediate effect of increasing the bid price of our Class A Common Stock.

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Management and the Board have considered the potential harm to us and our stockholders should NYSE American delist our Class A Common Stock. The Board believes that the increased market price of our Class A Common Stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our Class A Common Stock and other securities and will encourage interest and trading in our Class A Common Stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our Class A Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Class A Common Stock. The Reverse Split could help increase analyst and broker interest in our Class A Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Class A Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

In addition, because the number of authorized shares of our Class A Common Stock will not be reduced, the Reverse Split will result in an effective increase in the authorized but unissued number of shares of our Class A Common Stock. The effect of the relative increase in the amount of authorized and unissued shares of our Class A Common Stock would allow us to issue additional shares of Class A Common Stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of Class A Common Stock each time such an action is contemplated, subject to applicable NYSE American rules.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Class A Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Class A Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on NYSE American.

Potential Disadvantages of the Reverse Split

We cannot assure you that the Reverse Split will accomplish any of the above objectives for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Class A Common Stock will increase the market price of our shares, we cannot assure you that the Reverse Split will increase the market price of our Class A Common Stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our Class A Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of Class A Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Class A Common Stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Class A Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Class A Common Stock could encourage interest in our Class A Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Except as set forth in this Proxy Statement, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Class A Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of our securities, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of Class A Common Stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any Class A Common Stock or securities convertible into Class A Common Stock except on terms that the Board deems to be in the best interests of us and our stockholders.

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Determination of the Ratio for the Reverse Split

In determining the split ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Class A Common Stock and prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Class A Common Stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the split ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Class A Common Stock issued and outstanding as of [*], 2024, after completion of the Reverse Split, we will have between [*] and [*] shares of Class A Common Stock outstanding, which excludes 2,140,761 shares of Class A Common Stock held as treasury shares, depending on the “Approved Split Ratio” selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of Class A Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Class A Common Stock will not be affected by the proposed Reverse Split (other than as a result of the rounding up of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Class A Common Stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our Class A Common Stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split.

The following table contains the approximate number of issued and outstanding shares of Class A Common Stock, and the estimated per share trading price following a one-for-five (1:5), one-for-fifty (1:50) and one-for-one hundred (1:100) Reverse Split, without giving effect to any adjustments for fractional shares of Class A Common Stock or the issuance of any derivative securities, as of [*], 2024.

After Each Reverse Split Ratio

	Current		1:5		1:50		1:100
Class A Common Stock Authorized(1)		500,000,000		500,000,000		500,000,000		500,000,000
Class A Common Stock Outstanding		[*]		[*]		[*]		[*]
Number of Shares of Class A Common Stock Reserved for Issuance(2)		[*]		[*]		[*]		[*]
Number of Shares of Class A Common Stock Authorized but Unissued and Unreserved		[*]		[*]		[*]		[*]
Estimated price per share, based on the closing price of our Class A Common Stock on [*], 2024(3)	$	[*]	$	[*]	$	[*]	$	[*]

(1)	The Reverse Split will not have any impact on the number of shares of Class A Common Stock we are authorized to issue under our Certificate of Incorporation.

(2)	Consists of:

●	1,006,250 shares of Class A Common Stock issuable upon exercise of publicly-traded warrants at an exercise price of $115 per share (the “Public Warrants”);

●	31,625 shares of Class A Common Stock issuable upon exercise of private warrants at an exercise price of $115 per share (the “Private Warrants”);

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●	190,686 shares of Class A Common Stock issuable upon exercise of warrants at an exercise price of $[*] per share (the “Assumed Warrants”);

●	511,027 shares of Class A Common Stock issuable upon exercise of Rights by MSK;

●	296,550 shares of Class A Common Stock that may be issued under the 2020 Plan; and

●	53,202 shares of Class A Common Stock that may be issued under the 2022 Plan.

(3)	The price per share indicated reflects solely the application of the Approved Split Ratio to the closing price of the Class A Common Stock on [*], 2024.

After the effective date of the Reverse Split, our Class A Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Class A Common Stock.

Our Class A Common Stock and Public Warrants are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Class A Common Stock or Public Warrants under the Exchange Act. Our Class A Common Stock will continue to be reported on NYSE American under the symbol “FOXO” and the Public Warrants will be quoted on the OTC Markets under the symbol “FOXOW.”

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the per share exercise price and the number of shares issuable upon the exercise of the Public Warrants, the Private Warrants and the Assumed Warrants, in accordance with the Approved Split Ratio.

The adjustments to these securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Class A Common Stock being delivered upon such exercise, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Option Plans

We have equity incentive plans designed primarily to provide stock-based incentives to employees pursuant to which we have issued stock options to purchase shares of the Class A Common Stock. In the event of a Reverse Split, the Board shall make appropriate adjustment to awards granted under the equity incentive plans. Accordingly, if the Reverse Split is approved by our stockholders and the Board decides to implement the Reverse Split, as of the effective date the number of all outstanding option grants, the number of shares issuable and the exercise price, as applicable, relating to options under our equity incentive plans, will be proportionately adjusted using the Approved Split Ratio. The Board has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes.

The number of shares issuable under any individual outstanding stock option shall be rounded up as permitted under the specific terms of our 2022 Plan and the 2020 Plan. Commensurately, the exercise price under each stock option would be increased proportionately such that upon exercise, the aggregate exercise price payable by the optionee to us would remain the same. Furthermore, the aggregate number of shares currently available under the 2022 Plan for future stock option and other equity-based grants will be proportionally reduced to reflect the Approved Split Ratio.

Effective Date

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of the Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Split will be determined by our Board in its sole discretion. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. Finally, the Board alone will have sole discretion to determine the final ratio of the Reverse Split within the parameters contained in the Reverse Split Proposal. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

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Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of Class A Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Class A Common Stock based on a Reverse Split ratio as determined by the Board in its sole discretion.

If the proposed Reverse Split is not approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Class A Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Class A Common Stock as rounded up to the nearest whole share.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Class A Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Class A Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Record and Beneficial Stockholders

As of the Record Date, we had [*] holders of record of our Class A Common Stock. We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of Class A Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Class A Common Stock they hold after the Reverse Split. Non-registered stockholders holding Class A Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE(S) AND

SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL THEY ARE REQUESTED TO DO SO.

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Anti-Takeover and Dilutive Effects

The authorized Class A Common Stock will not be diluted as a result of the Reverse Split. The Class A Common Stock that is authorized but unissued provides the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

The par value per share of our Class A Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the Class A Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Class A Common Stock net income or loss and net book value will be increased because there will be fewer shares of Class A Common Stock outstanding. The shares of Class A Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 2 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Certain Material Federal U.S. Income Tax Consequences of the Reverse Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Split by a U.S. stockholder who holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of Class A Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of Class A Common Stock is a stockholder who is not a U.S. stockholder.

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This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder who may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities who elect to use a mark-to-market method of accounting for their securities holdings; (7) U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding Class A Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of Class A Common Stock in connection with employment or other performance of services; (10) dealers and other stockholders who do not own their shares of Class A Common Stock as capital assets; (11) U.S. expatriates, (12) foreign persons; (13) resident alien individuals; or (14) stockholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split.

There can be no assurance that the Internal Revenue Service (the “IRS”) will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Split.

Based on the assumption that the Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences should result from the Reverse Split:

●	a stockholder should not recognize gain or loss in the Reverse Split;

●	the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares; and

●	the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF A REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the effect of a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE SPLIT.

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PROPOSAL 3 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE SMITHLINE EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

On May 28, 2024, we entered into an Exchange Agreement (the “Smithline Exchange Agreement”) with Smithline pursuant to which Smithline exchanged the Assumed Warrant to purchase up to 312,500 shares, as adjusted, of the Company’s Class A Common Stock terminating on February 23, 2025, for the right to receive up to 8,370,000 shares of the Company’s Class A Common Stock (the “Rights Shares”), subject to a 4.99% beneficial ownership limitation and issued without any restrictive legends. The total number of Rights Shares that may be issued under the Smithline Exchange Agreement, will be limited to 19.99% of the Company’s outstanding shares of Class A Common Stock, unless stockholder approval is obtained to issue more than 19.99%. Upon the execution of the Smithline Exchange Agreement and receipt of all of the Rights Shares, the Smithline Assumed Warrant, and all associated rights thereunder will be terminated. As of the date hereof, we have issued an aggregate of 1,119,893 shares of Class A Common Stock pursuant to the Smithline Exchange Agreement.

Therefore, we are asking our stockholders to authorize the issuance of up to 7,250,107 shares of our Class A Common Stock in connection with the Smithline Exchange Agreement in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

Background

On November 18, 2022, Smithline filed a complaint against the Company and Jon Sabes, the Company’s former Chief Executive Officer and a former member of the Company’s board of directors, in the Supreme Court of the State of New York, County of New York, Index 0654430/2022. The complaint asserted claims for breach of contract, unjust enrichment and fraud, alleging that (i) the Company breached its obligations to Smithline pursuant to that certain Securities Purchase Agreement, dated January 25, 2021, between Legacy FOXO and Smithline, the 2021 Bridge Debentures, due February 23, 2022, and Assumed Warrant to purchase shares of FOXO common stock until February 23, 2024 (collectively, including any amendment or other document entered into in connection therewith, the “Financing Documents”), (ii) the Company and Mr. Sabes were unjustly enriched as a result of their alleged actions and omissions in connection with the Financing Documents, and (iii) the Company and Mr. Sabes made materially false statements or omitted material information in connection with the Financing Documents. The complaint claims damages in excess of a minimum of $6,207 on each of the three causes of action, plus attorneys’ fees and costs.

On December 23, 2022, the Company removed this action from the Supreme Court of the State of New York, County of New York to the United States District Court for the Southern District of New York, Case 1:22-cv-10858-VEC. The action was assigned to Judge Valerie E. Caproni.

On February 1, 2023, Defendant Jon Sabes moved to dismiss the Complaint as to Defendant Sabes pursuant to Fed. R. Civ. P. 12(b)(2) and 12(b)(6).

On February 22, 2023, Smithline filed an Amended Complaint. The Company filed its Answer to the Amended Complaint on March 8, 2023.

On March 15, 2023, Defendant Jon Sabes moved to dismiss the Amended Complaint as to Defendant Sabes pursuant to Fed. R. Civ. P. 12(b)(1), (2) & (6).

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On April 17, 2023, Smithline filed its opposition to Defendant Sabes’ motion.

On November 7, 2023, Smithline and the Company and its subsidiaries entered into the Settlement Agreement, pursuant to which the parties agreed to resolve and settle all disputes and potential claims which exist or may exist among them, including without limitation those claims asserted in the Action, as more specifically set forth in, and subject to the terms and conditions of, the Settlement Agreement. Upon the execution of the Settlement Agreement, the parties agreed to jointly dismiss the action without prejudice.

Pursuant to the Settlement Agreement, the Company agreed to pay Smithline the “Cash Settlement Payment,” payable in full no later than the date that is the 12-month anniversary of the effective date of the Settlement Agreement (such date, the “Settlement Deadline” and, such period, the “Settlement Period”). During the Settlement Period, the Company agreed to pay Smithline out of any Equity Financing a minimum of 25% of the gross proceeds of each Equity Financing within two business days of the Company’s receipt of the proceeds from such Equity Financing, and which payment to Smithline would be applied toward the Cash Settlement Payment. Notwithstanding the foregoing, in the event that the Company has received proceeds from the Strata Purchase Agreement prior to the effective date of the Settlement Agreement, Smithline will be entitled to a minimum of 25% of the gross proceeds thereof, payment of which to Smithline would be applied toward the Cash Settlement Payment.

In addition, the Company agreed to use commercially reasonable efforts to pay $300,000 in cash to Smithline by December 31, 2023 toward the Cash Settlement Payment. In the event that the Company has not paid in full the Cash Settlement Payment prior to the Settlement Deadline, Smithline will be entitled to retain all proceeds received pursuant to the Settlement Agreement, the Mutual Release (as defined below) will be returned to their respective parties, and Smithline may pursue any claims against, among others, the Company.

In addition, the parties agreed that prior to Smithline receiving $300,000 in cash from the Company toward the Cash Settlement Payment, the Company may not file any resale registration statements and any amendments or supplements thereto without Smithline’s written consent, except for those that cover the resale of shares of the Company’s Class A Common Stock currently issued or issuable under the Strata Purchase Agreement.

In addition, the parties agreed that after Smithline has received $300,000 in cash from the Company, in the event the Company registers for resale shares of its Class A Common Stock, which are not issued or issuable as of the effective date of the Settlement Agreement, for a selling stockholder other than under the Strata Purchase Agreement, during the Settlement Period, then the Company will be required to issue Smithline Settlement Shares at the closing price of the Class A Common Stock immediately prior to their issuance, subject to the authorization of NYSE American if the Class A Common Stock is then traded on such exchange, which Settlement Shares will be included for resale in such registration statement, provided, however, that the amount of Settlement Shares, if any, when aggregated with other Settlement Shares, if any, will be reduced to ensure that such aggregate amount will not exceed 19.9% of the outstanding shares of the Company’s Class A Common Stock as of the date of issuance (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations, and other similar transactions that occur after the date of the Settlement Agreement). Any net proceeds (after taking into account all brokerage, transfer agent, legal and other expenses incurred in connection with the sale of the Settlement Shares, if any) received by Smithline on the sale of the Settlement Shares, if any, will be credited against the Cash Settlement Payment.

Pursuant to the Settlement Agreement, the Company agreed to use its best efforts to obtain an amendment to its Senior PIK Notes such that their maturity date and amortization dates are extended to December 31, 2024. Whether such amendment is obtained or not, the Company agreed to not make any payments in cash or stock on such Senior PIK Notes or permit such Senior PIK Notes to convert into stock prior to the satisfaction in full of the Cash Settlement Payment.

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Simultaneous with the execution of the Settlement Agreement, Smithline and Puritan Partners LLC and the Company entered into a mutual release (the “Mutual Release”), which will be held in escrow pending notification from counsel for Smithline that 90 calendar days have elapsed since Smithline has received the Cash Settlement Payment in full. The Mutual Release includes the release of, in addition to the Company, Jon Sabes, Bespoke Growth Partners, Inc. and Mark Peikin, subject to their satisfaction of the conditions of the Mutual Release, including delivery of an executed release to counsel for Smithline releasing the Claiming Parties (as defined in the Mutual Release). Pursuant to the Mutual Release, in the event that the Company files for bankruptcy and the Claiming Parties are not permitted to retain the Cash Settlement Payment or the net proceeds received on the sale of Settlement Shares, if any, the Mutual Release will be null and void and void ab initio. Further, in the event that Jon Sabes, Bespoke Growth Partners, Inc., or Mark Peikin commences a lawsuit or arbitration or otherwise asserts a claim or cause of action against any of the Responding Parties (as defined in the Mutual Release) or any of the Claiming Parties, or takes any action against or otherwise hinders in any manner the Company’s ability to repay the Claiming Parties the Cash Settlement Payment or deliver and register the Settlement Shares, if any, the release of such person or entity will be null and void and void ab initio.

Pursuant to the Settlement Agreement, without the prior written consent of Smithline, the Company may not (x) pay KR8, including its affiliates, in cash more than the sum of (A) (i) $100,000 a month for the first three months after the effective date of the Settlement Agreement and (ii) more than $50,000 a month for months 4 to 12 after the effective date of the Settlement Agreement and (B) a royalty for 15% of product subscriber revenues received by the Company, or (y) make any payment in cash or stock to Jon Sabes until the Cash Settlement Payment is paid in full.

Pursuant to the Settlement Agreement, the parties agreed that Smithline may retain the Smithline Assumed Warrant issued to Smithline pursuant to the Agreement and Plan of Merger, dated February 24, 2022, as amended on April 26, 2022, July 6, 2022 and August 12, 2022, by and among the Company (DWIN Merger Sub Inc., DIAC Sponsor LLC, and Legacy FOXO; provided, however, that the Smithline Assumed Warrant will be automatically cancelled immediately upon Smithline’s receipt of the Cash Settlement Payment in full. Further, due to the fact that the Company did not pay the Cash Settlement Payment in full prior to the warrant’s expiration on February 23, 2024, the Smithline Assumed Warrant was automatically extended for a year until February 23, 2025, subject to cancellation upon Smithline’s receipt of the Cash Settlement Payment. From the effective date of the Settlement Agreement until the Settlement Deadline, Smithline may not exercise any of its rights under the Smithline Assumed Warrant so long as the Company continues to comply with the Settlement Agreement. In the event the Company or any of its subsidiaries is subject to a Bankruptcy Event (as defined in the Debenture) then immediately prior to the occurrence of such Bankruptcy Event, the Smithline Assumed Warrant will be converted into an unsecured debt obligation of the Company and its subsidiaries in the amount of $3,500,000 less the cash proceeds paid by the Company to Smithline under the Settlement Agreement or the Net Proceeds received by Smithline on the sale of any Settlement Shares, if any, in satisfaction of the Cash Settlement Payment.

The Smithline Exchange Agreement

On May 28, 2024, we entered into Smithline Exchange Agreement pursuant to which Smithline exchanged the Assumed Warrant to purchase up to 312,500 shares, as adjusted, of the Company’s Class A Common Stock terminating on February 23, 2025, for the Rights Shares, subject to a 4.99% beneficial ownership limitation and issued without any restrictive legends. The total number of Rights Shares that may be issued under the Smithline Exchange Agreement, will be limited to 19.99% of the Company’s outstanding shares of Class A Common Stock, unless stockholder approval is obtained to issue more than 19.99%. Upon the execution of the Smithline Exchange Agreement and receipt of all of the Rights Shares, the Smithline Assumed Warrant, and all associated rights thereunder will be terminated. As of the date hereof, we have issued an aggregate of 1,119,893 shares of Class A Common Stock pursuant to the Smithline Exchange Agreement. The net proceeds (i.e., net of fees, commissions and expenses incurred in connection with the sale) from the resales of the Rights Shares of Smithline shall not exceed an aggregate of $2,259,747.50. Within two (2) Trading Days of the end of any week of any resales of Rights Shares by Smithline or any of its Affiliates (as defined in the Smithline Exchange Agreement), Smithline will provide to the Company a statement showing the number of Rights Shares sold and the net proceeds received by Smithline. Once the aggregate net proceeds reach $2,259,747.50, the Smithline Exchange Agreement, and all associates rights, shall be terminated, including any remaining Rights Shares.

Purpose of the Smithline Exchange Agreement

The purpose of the Smithline Exchange Agreement was to satisfy all amounts owing to Smithline and to eliminate the liability associated with the amounts owing to Smithline and the Assumed Warrant.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF SHARES IN CONNECTION WITH THE SMITHLINE EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE.

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PROPOSAL 4 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE CLEARTHINK STRATA PURCHASE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

On October 13, 2023, we entered into a Strata Purchase Agreement, as supplemented by that certain Supplement to Strata Purchase Agreement, dated as of October 13, 2023 (the “Strata Supplement”), by and between us and ClearThink (as supplemented by the Strata Supplement, the “Purchase Agreement”), a Securities Purchase Agreement (the “ClearThink SPA”) and a Registration Rights Agreement (the “Registration Rights Agreement”), with ClearThink. Pursuant to the terms of the Purchase Agreement, ClearThink has agreed to purchase from us from time to time upon delivery by us to ClearThink of request notices (each a “Request Notice”), up to $2 million of Class A Common Stock (subject to certain limitations) over a 24-month period, commencing upon the satisfaction of certain conditions, including that a registration statement is declared effective by the SEC.

Therefore, we are asking our stockholders to authorize the issuance of up to [*] shares of our Class A Common Stock in connection with the Purchase Agreement in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

Background

On October 13, 2023, we entered into the Purchase Agreement, the ClearThink SPA, and the Registration Rights Agreement with ClearThink. Pursuant to the terms of the Purchase Agreement, ClearThink has agreed to purchase from us from time to time upon delivery by us to ClearThink Request Notices up to $2 million of Class A Common Stock (subject to certain limitations) over a 24-month period, commencing upon the satisfaction of certain conditions, including that a registration statement is declared effective by the SEC. Pursuant to the terms of the Registration Rights Agreement, we filed with the SEC a registration statement to register for resale under the Securities Act of the shares that will or may be issued to ClearThink under the Purchase Agreement and the ClearThink SPA. The registration statement may not register all of the shares issuable pursuant to the Purchase Agreement. To sell additional shares to ClearThink under the Purchase Agreement, we may have to file one or more additional registration statements for those shares. Pursuant to the terms of the Purchase Agreement, we issued 1,000,000 shares of Class A Common Stock (the “Commitment Shares”) to ClearThink as consideration for its commitment to purchase shares of Class A Common Stock under the Purchase Agreement.

Under the Purchase Agreement, on any business day selected by us, we may direct ClearThink to purchase the lesser of $1,000,000 or 300% of the average number of shares traded for the 10 trading days prior to the closing request date, with a minimum request of $25,000. The purchase price shall be 85% of the lowest daily VWAP during a valuation period of ten trading days consisting of the five trading days preceding the purchase date with respect to a Request Notice and five trading days commencing on the first trading day following delivery and clearing of the delivered shares (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs on or after the date of the Purchase Agreement). ClearThink may not assign or transfer its rights and obligations under the Purchase Agreement.

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In addition, Request Notices must be at least 10 business days apart and the shares issuable pursuant to a Request Notice, when aggregated with the shares then held by ClearThink on the Request Notice date, may not exceed 4.99% of the outstanding Class A Common Stock. The Purchase Agreement further prohibits us from issuing to ClearThink any shares under the Purchase Agreement which, when aggregated with all other shares of Class A Common Stock then beneficially owned by ClearThink and its affiliates, would result in the beneficial ownership by ClearThink and its affiliates of more than 9.99% of the then issued and outstanding shares of Class A Common Stock (the “ClearThink Beneficial Ownership Limitation”).

Other than as described above, there are no trading volume requirements or restrictions under the Purchase Agreement, and we will control the timing and amount of any sales of Class A Common Stock to ClearThink.

ClearThink’s obligation to buy the shares of Class A Common Stock is subject to certain conditions being met which include the following:

●	the Commitment Shares having been issued;

●	a registration statement having been declared effective;

●	no Event of Default having occurred; and

●	the representations and warranties in the transaction documents being true and correct in all material respects.

Events of default under the Purchase Agreement include the following:

●	the effectiveness of the registration statement lapses for any reason (including, without limitation, the issuance of a stop order or similar order), or the registration statement is unavailable to ClearThink for the resale of the Class A Common Stock issued or issuable to ClearThink pursuant to the Purchase Agreement offered hereby, and such lapse or unavailability continues for a period of 10 consecutive business days or for more than an aggregate of 30 business days in any 365-day period, but excluding a lapse or unavailability where (i) we terminate a registration statement after ClearThink has confirmed in writing that all of the shares of the Class A Common Stock issued or issuable to ClearThink pursuant to the Purchase Agreement covered thereby have been resold or (ii) we supersede one registration statement with another registration statement, including (without limitation) by terminating a prior registration statement when it is effectively replaced with a new registration statement covering the shares of Class A Common Stock issued or issuable to ClearThink pursuant to the Purchase Agreement (provided in the case of this clause (ii) that all of the shares of Class A Common Stock issued or issuable to ClearThink pursuant to the Purchase Agreement covered by the superseded (or terminated) registration statement that have not theretofore been resold are included in the superseding (or new) registration statement);

●	suspension by the Principal Market (as defined below) of the Class A Common Stock from trading for a period of one business day, provided that we may not direct ClearThink to purchase any shares of Class A Common Stock during any such suspension;

●	the de-listing of the Class A Common Stock from the NYSE American, provided, however, that the Class A Common Stock is not immediately thereafter trading on the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market, the NYSE Arca, the OTC Bulletin Board, the OTCQX operated by the OTC Markets Group, Inc., or the OTCQB operated by the OTC Markets Group, Inc. or such other nationally recognized trading market (or nationally recognized successor to any of the foregoing);

●	if at any time the Exchange Cap (as defined below) is reached and our stockholders have not approved the transactions contemplated by the Purchase Agreement in accordance with the applicable rules and regulations of the Principal Market;

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●	the failure for any reason by our transfer agent to issue shares of Class A Common Stock to ClearThink within three business days after the applicable purchase date on which ClearThink is entitled to receive such shares;

●	any breach of the representations, warranties, covenants or other terms or conditions contained in the Purchase Agreement, the Registration Rights Agreement, the ClearThink SPA or other transaction documents that has or could have a Material Adverse Effect (as defined in the Purchase Agreement) and, in the case of a breach of a covenant that is reasonably curable, that is not cured within a period of at least five business days;

●	if at any time the Company is not eligible to transfer the Class A Common Stock electronically as DWAC Shares; and

●	certain bankruptcy events, including any voluntary or involuntary participation or threatened participation in insolvency or bankruptcy proceedings by or against us.

The “Principal Market” means the NYSE American (or any nationally recognized successor thereto); provided, however, that in the event the Class A Common Stock is ever listed or traded on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, the OTC Bulletin Board, the OTCQX operated by the OTC Markets Group, Inc. or the OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” means such other market or exchange on which the Class A Common Stock is then listed or traded.

ClearThink does not have the right to terminate the Purchase Agreement upon any of the events of default set forth above, however, the Purchase Agreement will automatically terminate upon initiation of insolvency or bankruptcy proceedings by or against us. During an event of default, all of which are outside of ClearThink’s control, we may not direct ClearThink to purchase any shares of Class A Common Stock under the Purchase Agreement.

The Purchase Agreement and the ClearThink SPA prohibit us from issuing any shares of Class A Common Stock pursuant to either agreement if such issuance would cause (i) the aggregate number of shares of Class A Common Stock issued to ClearThink pursuant to such agreements to exceed 19.99% of the outstanding shares of Class A Common Stock immediately prior to the date of such agreements, unless shareholder approval pursuant to the rules and regulations of the Principal Market has been obtained or (ii) us to breach any of the rules or regulations of the Principal Market (the “Exchange Cap”).

We have the unconditional right, at any time, for any reason and without any payment or liability to us, to give notice to ClearThink to terminate the Purchase Agreement. In addition, the Purchase Agreement automatically terminates upon the bankruptcy events described above, if the satisfaction of the commencement conditions set forth in the Purchase Agreement commencement has not occurred on or before December 31, 2023 or we sell the entire $2 million of shares of Class A Common Stock.

ClearThink has agreed that neither it nor any of its affiliates shall engage in any direct or indirect short-selling or hedging of the Class A Common Stock during any time prior to the termination of the Purchase Agreement.

Pursuant to the Purchase Agreement, if within 24 months of the date of satisfaction of the commencement conditions set forth in the Purchase Agreement, we seek to enter into an equity credit line or another agreement for the sale of securities with a structure comparable to the structure in the Purchase Agreement, we will first negotiate in good faith with ClearThink as to the terms and conditions of such agreement.

All shares registered in this offering that will or may be issued or sold by us to ClearThink under the Purchase Agreement are expected to be freely tradable. Shares registered in this offering may be sold by us to ClearThink over a period of up to 24 months commencing on the date of the first registration statement became effective. The resale by ClearThink of a significant amount of shares registered in this offering at any given time, or the perception that these sales may occur, could cause the market price of the Class A Common Stock to decline and to be highly volatile. Sales of Class A Common Stock to ClearThink, if any, will depend upon market conditions and other factors to be determined by us. We may ultimately decide to sell to ClearThink all, some or none of the additional shares of Class A Common Stock that may be available for us to sell pursuant to the Purchase Agreement. If and when we do sell shares to ClearThink, after ClearThink has acquired the shares, ClearThink may resell all, some or none of those shares at any time or from time to time in its discretion. Therefore, sales to ClearThink by us under the Purchase Agreement may result in substantial dilution to the interests of other holders of Class A Common Stock. In addition, if we sell a substantial number of shares to ClearThink under the Purchase Agreement, or if investors expect that we will do so, the actual sales of shares or the mere existence of our arrangement with ClearThink may make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect such sales.

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However, we have the right to control the timing and amount of any additional sales of our shares to ClearThink and the Purchase Agreement may be terminated by us at any time at our discretion without any cost to us.

Pursuant to the terms of the Purchase Agreement, we have the right, but not the obligation, to direct ClearThink to purchase up to $2 million of Class A Common Stock, subject to certain limitations and exclusive of the 1,000,000 Commitment Shares to be issued to ClearThink. We have registered what could be all of the shares issuable under the Purchase Agreement; however, since the number of shares we may sell cannot be determined at this time, we may have registered only a portion of the shares issuable under the Purchase Agreement and, therefore, we may seek to issue and sell to ClearThink under the Purchase Agreement more shares of Class A Common Stock than are offered in each prospectus. If we choose to do so, we must first register for resale under the Securities Act any such additional shares, which could cause additional substantial dilution to our stockholders. The number of shares ultimately offered for resale under each prospectus is dependent upon the number of shares we direct ClearThink to purchase under the Purchase Agreement.

Pursuant to the terms of the ClearThink SPA, ClearThink agreed to purchase from us an aggregate of 2,000,000 restricted shares of Class A Common Stock for a total purchase price of $200,000 in two closings.

J.H. Darbie & Co., Inc. (the “Finder”), a registered broker-dealer, acted as a finder in connection with the transactions contemplated by the Purchase Agreement and the ClearThink SPA. Pursuant to the terms of a Finder’s Fee Agreement, dated as of October 9, 2023 (the “Finder Agreement”), by and between us and the Finder, we will pay the Finder cash fees equal to (i) 4% of the gross proceeds received by us from the transactions contemplated by the Purchase Agreement and (ii) 7% of the gross proceeds received by us from the transactions contemplated by the ClearThink SPA.

We also agreed to issue to the Finder (i) a 5-year warrant to purchase 70,000 shares of Class A Common Stock (which is 7% warrant coverage based on the 1,000,000 Initial Shares to be issued pursuant to the ClearThink SPA) within three days after the Initial Shares are issued to ClearThink, (ii) a 5-year warrant to purchase 70,000 shares of Class A Common Stock (which is 7% warrant coverage based on the 1,000,000 shares of Class A Common Stock (the “Additional Shares”) to be issued in the second closing pursuant to the ClearThink SPA) within three days after the Additional Shares are issued to ClearThink, and (iii) a 5-year warrant to purchase shares of Class A Common Stock equal to 1% warrant coverage based on the amount raised from the transactions contemplated by the Purchase Agreement. Each warrant will have an exercise price per share equal to $0.1324 (which is 110% of 0.1204, the closing price of the Class A Common Stock on October 13, 2023), and will be subject to anti-dilutive price protection and participating registration rights.

The term of the Finder Agreement is for 90 days (the “Term”) and both parties may terminate the Finder Agreement upon 5 days’ written notice. The Finder will be entitled to its finder’s fee if (i) during the 12 months following termination or expiration of the Finder’s Agreement, any third-party investor introduced to us by the Finder (an “Introduced Party”) purchases equity or debt securities from us or (ii) during the Term, an Introduced Party enters into an agreement to purchase securities from us which is consummated at any time thereafter. The Strata Supplement amends the Purchase Agreement by disclosing the fees to be paid by us to the Finder.

Pursuant to the terms of the Registration Rights Agreement, we agreed to file a registration statement for the resale of the shares of Class A Common Stock within 60 days of the date of the agreement.

We will pay all reasonable expenses incurred in connection with the registrations described above. However, we will not be responsible for any broker or similar concessions or any legal fees or other costs of ClearThink.

To date, we have issued shares of Class A Common Stock for gross proceeds of $456,000 in connection with the Purchase Agreement.

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Factors Considered by the Board in its Recommendation

After careful consideration, our Board determined that the shares of Class A Common Stock issued under the Purchase Agreement and the transactions contemplated thereby, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the proposal.

In evaluating the shares of Class A Common Stock issued under the Purchase Agreement and the transactions contemplated thereby, the Board considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):

●	The immediate need of the Company for cash and long-term benefit to the Company’s financial condition of receiving approximately $2 million, before deducting placement agent fees and other offering expenses, in cash from the sale of the shares, in light of the Company’s current cash position and longer-term liquidity needs.

●	That the Company needs additional capital to continue its operations and comply with the minimum NYSE American continued listing standards.

●	The Company management’s analysis of the likelihood of securing alternative sources of capital.

●	That the proceeds from the Purchase Agreement would allow the Company to continue its operations activities.

●	Potential risks associated with considering alternatives to the Purchase Agreement, including the potential impact on the price of the Company’s Class A Common Stock and ability to generate sufficient capital to support the Company’s ongoing operations.

Dilution and Impact on Existing Stockholders

The issuance of the shares of our Class A Common Stock, which are the subject of this proposal would have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance. This means also that our existing stockholders will own a smaller interest in the Company as a result of such issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of our Class A Common Stock pursuant to this proposal could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause the prevailing market price for our common stock to decline.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the requisite stockholder approval of the shares of Class A Common Stock to be issued under the Purchase Agreement, additional sales of Class A Common Stock under the Purchase Agreement may not occur. Accordingly, we would not receive the gross proceeds of approximately $2 million from ClearThink as payment for the shares of our Class A Common Stock, and such funds will not be available to pursue the activities described below, substantially limiting our growth potential and we may be unable to continue as a going concern in the near term.

Use of Proceeds

We intend to use the net proceeds from the Purchase Agreement to support operations, working capital, and other general corporate purposes. We may find it necessary or advisable to use the net proceeds for other purposes, and management will have broad discretion in the application of the net proceeds.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Purchase Agreement except to the extent of their beneficial ownership of shares of our common stock.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF SHARES IN CONNECTION WITH THE CLEARTHINK STRATA PURCHASE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE.

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PROPOSAL 5 – APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES IN CONNECTION WITH THE MYRTLE STOCK EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

On June 10, 2024, we entered into the Stock Exchange Agreement (the “Myrtle SEA”) with Myrtle Recovery Centers, Inc., a Tennessee corporation (“Myrtle”), and Rennova Health, Inc., a Delaware corporation (“RHI”). Pursuant to the Myrtle SEA, upon closing, RHI will exchange with the Company 100 shares of Common Stock of Myrtle (which represents 98.4% of the issued and outstanding shares of Myrtle Common Stock) for total consideration of $500,000 (the “Myrtle Purchase Price”), which payment will be made by the issuance of a number of shares of Class A Common Stock of the Company determined by dividing $500,000 by the volume weighted average price (the “VWAP”) on the day immediately prior to the closing date (the “Price”) but in no event will the number of shares be more than 19.99% of the number of outstanding shares of the Company’s Class A Common Stock on the trading day prior to the closing date. If the number of FOXO Shares to be issued to RHI multiplied by the Price is less than $500,000, the Company will pay the deficit in cash within 12 months from the closing date. If the earnings before interest, taxes, depreciation and amortization (“EBITDA”) indicated in the audited financial statements of Myrtle varies by more than 10% from the Myrtle Financial Statements (as defined in the Myrtle SEA), the Myrtle Purchase Price will automatically increase or decrease on a dollar for dollar basis and, if increased, the difference will be paid in additional shares of Class A Common Stock of the Company or cash or, if decreased, the difference will result in either cancellation of Class A Common Stock of the Company or return of cash paid.

On July 17, 2024, the Company’s Board approved the closing of the Myrtle SEA and the Company issued to RHI 1,023,629 shares of Class A Common Stock representing $235,435 of the Myrtle Purchase Price. Pursuant to the Myrtle SEA, the remainder of the Myrtle Purchase Price may be paid in either shares of the Company’s Class A Common Stock or the Company may issue to RHI a promissory note. Although an interest free demand note has been issued to RHI in the principal amount of $264,565, management has determined it would be in the best interests of the Company to issue the remainder of the Myrtle Purchase Price in shares of Class A Common Stock.

Therefore, we are asking our stockholders to authorize the issuance of shares of our Class A Common Stock representing more than 19.99% of the Company’s outstanding shares as of the closing in connection with the Myrtle SEA in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

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Factors Considered by the Board in its Recommendation

After careful consideration, our Board determined that the shares of Class A Common Stock issued under the Myrtle SEA are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the proposal.

In evaluating the shares of Class A Common Stock issued under the Myrtle SEA, the Board considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):

●	The desire to reduce debt on the balance sheet, which management believes will make the Company more attractive for future financings.
●	That the Company needs to comply with the minimum NYSE American continued listing standards.

Dilution and Impact on Existing Stockholders

The issuance of the shares of our Class A Common Stock, which are the subject of this proposal would have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance. This means also that our existing stockholders will own a smaller interest in the Company as a result of such issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of our Class A Common Stock pursuant to this proposal could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause the prevailing market price for our common stock to decline.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the requisite stockholder approval of the additional shares of Class A Common Stock to be issued under the Myrtle SEA, the Company will be required to issue a promissory note, which may be convertible into shares of the Company’s Class A Common Stock.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Myrtle SEA except to the extent of their beneficial ownership of shares of our common stock.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF ADDITIONAL SHARES IN CONNECTION WITH THE MYRTLE STOCK EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE.

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PROPOSAL 6 – APPROVAL OF THE ISSUANCE OF EITHER (1) SHARES OF CLASS A COMMON STOCK, (2) OR SHARES OF CLASS A COMMON STOCK IN CONNECTION WITH THE CONVERSION OF SERIES A PREFERRED STOCK TO BE ISSUED TO RHI PURSUANT TO THE RCHI SEA IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

On June 10, 2024, the Company entered into the Stock Exchange Agreement (the “RCHI SEA”) with Rennova Community Health, Inc., a Florida corporation (“RCHI”), and RHI. Pursuant to the RCHI SEA, RHI will exchange with the Company 100 shares of Common Stock of RCHI (which represents 100% of the issued and outstanding shares of RCHI Common Stock) for 20,000 shares of its (to be designated) Series A Preferred Stock for total consideration of $20,000,000 (the “RCHI Purchase Price”). If the EBITDA indicated in the audited financial statements of RCHI varies by more than 10% from the RCHI Financial Statements (as defined in the RCHI SEA), the RCHI Purchase Price will automatically increase or decrease on a dollar for dollar basis and, if increased, the difference will be paid in additional shares of Series A Preferred Stock or, if decreased, the difference will result in cancellation of Series A Preferred Stock. In the event that the Company enters into agreement or settlement agreement with any pre-existing holder of debt or other liability owed by the Company after the signing of the RCHI SEA in excess of $5,000,000 (cumulative) then RHI will receive an equal value in additional shares of Series A Preferred Stock to any settlement of debt in any form in excess of $5,000,000.

On July 31, 2024, the Company entered into an amendment to the RCHI SEA pursuant to which it was agreed that the RCHI Purchase Price may be paid either in shares of Class A Common Stock issued at the closing price of the Class A Common Stock on the date of closing or 20,000 shares of Series A Preferred Stock, subject to adjustments.

Scott County Community Hospital (d/b/a Big South Fork Medical Center)

RCHI owns Scott County Community Hospital (d/b/a Big South Fork Medical Center). The Scott County Community Hospital, based in Oneida, Tennessee includes a 52,000 square foot hospital building and 6,300 square foot professional building on approximately 4.3 acres. Scott County Community Hospital has 25 beds, a 24/7 emergency department and a laboratory that provides a range of diagnostic services. Scott County Community Hospital closed in July 2016 in connection with the bankruptcy filing of its parent company, Pioneer Health Services, Inc. The hospital, which has been renamed “Big South Fork Medical Center,” became operational on August 8, 2017. The hospital became certified as a Critical Access Hospital in December 2021, retroactive to June 30, 2021.

Closing of the RCHI SEA is subject to shareholder approval of the Company and deliverables referenced in the RCHI SEA.

Therefore, we are asking our stockholders to authorize the issuance of our Class A Common Stock over 19.99% of the outstanding shares of Class A Common Stock in connection with either (1) the issuance of shares of Class A Common Stock, or (2) the conversion of the shares of Series A Preferred Stock to be issued to RHI in connection with the closing of the RCHI SEA in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

Factors Considered by the Board in its Recommendation

Please see “Factors Considered by the Board in its Recommendation” under “PROPOSAL 5 – APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES IN CONNECTION WITH THE MYRTLE STOCK EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE.”

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Dilution and Impact on Existing Stockholders

The issuance of the shares of our Class A Common Stock or shares of Class A Common Stock upon the conversion of Series A Preferred Stock issued to RHI, which are the subject of this proposal would have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance. This means also that our existing stockholders will own a smaller interest in the Company as a result of such issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of our Class A Common Stock pursuant to this proposal could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause the prevailing market price for our common stock to decline.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the requisite stockholder approval of the additional shares of Class A Common Stock or the shares of Class A Common Stock to be issued upon the conversion of Series A Preferred Stock to be issued to RHI under the RCHI SEA, the Company will be unable to close the RCHI SEA, which could have a material adverse impact on the Company going forward.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the RCHI SEA except to the extent of their beneficial ownership of shares of our common stock.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF EITHER (1) SHARES OF CLASS A COMMON STOCK, (2) OR SHARES OF CLASS A COMMON STOCK IN CONNECTION WITH THE CONVERSION OF SERIES A PREFERRED STOCK TO BE ISSUED TO RHI PURSUANT TO THE RCHI SEA IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE.

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PROPOSAL 7 – APPROVAL OF THE ISSUANCE OF EITHER (1) SHARES OF CLASS A COMMON STOCK, OR (2) SHARES IN CONNECTION WITH THE CONVERSION OF SERIES A PREFERRED STOCK ISSUED TO SENIOR NOTE HOLDERS UPON EXERCISE OF EXCHANGE PROVISIONS IN NOTES IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

On June 12, 2024, we entered into a Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”).

The closings of the SPA are as follows:

●	On the Initial Closing Date (as defined below), the Purchaser or Purchasers will purchase up to an aggregate of $840,000 in principal amount of the Notes. The Company will also issue to the Purchaser or the Purchasers on a pro rata basis an aggregate of 1,108,755 shares of the Company’s Class A Common Stock representing 9.99% of the outstanding shares of Class A Common Stock of the Company on the Initial Closing Date (as defined below).

●	Upon the Company’s filing of a preliminary proxy statement or information statement with the Securities and Exchange Commission (the “SEC”) relating to the approval by the Company’s stockholders of an agreement by the Company to acquire the shares of common stock of RCHI, from RHI, and all transactions contemplated thereby (the “Acquisition”), the Purchasers will purchase up to an aggregate of $280,000 in principal amount of the Notes.

●	Upon the closing of the Acquisition, the Purchasers will purchase up to an aggregate of $1,120,000 in principal amount of the Notes.

●	Upon the filing of a registration statement by the Company with the SEC relating to the resale by the Purchasers (and any affiliates) of all shares of Class A Common Stock of the Company beneficially owned by each Purchaser (and any affiliate) the Purchasers will purchase up to an aggregate of $560,000 in principal amount of the Notes.

Each closing is subject to additional conditions as disclosed in the SPA. The disclosure above is not a complete description of the terms of the SPA.

On June 14, 2024 (the “Initial Closing Date”), pursuant to the SPA, the Company issued a Note in the principal amount of $840,000 to the Purchaser. The Note matures on June 14, 2025 and the principal amount of the Note is the subscription amount multiplied by 1.12 which represents 12% original issuance discount. The Note does not accrue any interest exempt for in the event of an Event of Default (as defined in the Note) upon which it will accrue interest at 18% per annum.

The Note provides the Purchaser with rights upon a Fundamental Transaction (as defined in the Note) such as assumption rights of the Successor Entity (as defined in the Note). The Note also provides the Purchaser an exchange right upon the issuance of preferred stock (except in connection with the Acquisition) and mandatory redemption rights. There is also an optional prepayment of the Note provided to the Company of 100% of the Note amount. The Note is guaranteed by RHI.

The Company issued 1,108,755 shares of Class A Common Stock to the Purchaser in connection with the first closing.

The disclosure above is not a complete description of the terms of the Note.

Under the Note, until the Note or the Notes are no longer outstanding, in the event the Company authorizes or issues, or enters into any agreement to authorize or issue, any shares of preferred stock, the holder or holders may elect (except in the event of the issuance of shares of preferred stock of the Company (the “Proposed Rennova Issuance”) to RHI, for the acquisition of shares of common stock of RCHI in which instance, on the further condition that the conversion shares underlying such preferred stock are registered for resale under an effective registration statement filed with the SEC under the Securities Act, the exchange will be involuntary and automatic), in its sole discretion, to exchange all or some of the Note or Notes then held by the holder or holders for such shares of preferred stock. With respect to any such exchange the holder or holders will receive the equivalent of $1.00 of preferred stock (or new subscription amount equivalent) for each $0.90 of principal, interest and/or liquidated damages (or any other amounts owing on the Note or Notes). By way of example, if the principal being exchanged is $750,000, then the Holder shall have the right to surrender $750,000 of principal in lieu of cash consideration in exchange for issuance of preferred stock in the amount of $825,000 (and any interest, liquidated damages or any other amounts due to the holder or holders with respect to such principal shall remain outstanding and owed to the holder or holders).

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On July 31, 2024, we entered into an amendment to the SPA and the Note with the Purchaser that authorizes the Purchaser to exchange some or all of the Note or Notes for either (1) shares of Class A Common Stock at the closing price of the Class A Common Stock on the date of exchange, or (2) shares of Series A Preferred Stock.

Therefore, we are asking our stockholders to authorize the issuance of shares of our Class A Common Stock in connection with either (1) the issuance of shares of Class A Common Stock, or (2) the conversion of shares of Series A Preferred Stock issued to any Purchaser in connection with the exercise of exchange rights in the Notes in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

Factors Considered by the Board in its Recommendation

After careful consideration, our Board determined that the shares of Class A Common Stock to be issued to any Purchaser in connection with the exercise of exchange rights in the Notes, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the proposal.

In evaluating the shares of Class A Common Stock to be issued, the Board considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):

●	The immediate need of the Company for cash and long-term benefit to the Company’s financial condition in cash from the sale of the Notes, in light of the Company’s current cash position and longer-term liquidity needs.

●	That the Company needs additional capital to continue its operations and comply with the minimum NYSE American continued listing standards.

●	The Company management’s analysis of the likelihood of securing alternative sources of capital.

●	That the proceeds from the sales of the Notes would allow the Company to continue its operations activities.

●	Potential risks associated with considering alternatives to the Purchase Agreement, including the potential impact on the price of the Company’s Class A Common Stock and ability to generate sufficient capital to support the Company’s ongoing operations.

Dilution and Impact on Existing Stockholders

The issuance of the shares of our Class A Common Stock, which are the subject of this proposal would have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance. This means also that our existing stockholders will own a smaller interest in the Company as a result of such issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of our Class A Common Stock pursuant to this proposal could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause the prevailing market price for our common stock to decline.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the requisite stockholder approval of the shares of Class A Common Stock to be issued in connection with the conversion of shares of Series A Preferred Stock issued to any Purchaser in connection with the exercise of exchange rights in the Notes, in the event that a Purchaser exercises its exchange right in the Notes, the Company may be in default of the Notes, which are senior, and which may be have a material adverse effect on the Company’s ability to continue operations. An event of default on the Notes would trigger redemption rights for each Purchaser.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Notes except to the extent of their beneficial ownership of shares of our common stock.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF EITHER (1) SHARES OF CLASS A COMMON STOCK, OR (2) SHARES IN CONNECTION WITH THE CONVERSION OF SERIES A PREFERRED STOCK ISSUED TO SENIOR NOTE HOLDERS UPON EXERCISE OF EXCHANGE PROVISIONS IN NOTES IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE.

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PROPOSAL 8 – APPROVAL OF (I) EITHER (1) THE ISSUANCE OF CLASS A COMMON STOCK, OR (2) THE ISSUANCE OF SERIES A PREFERRED STOCK TO RHI UPON THE CLOSING OF THE RCHI SEA; AND (II) THE APPOINTMENT OF A MAJORITY OF DIRECTORS BY RHI UPON THE CLOSING OF THE RCHI SEA WHICH CONVERSIONS OR EXERCISE WOULD RESULT IN A “CHANGE OF CONTROL” OF THE COMPANY UNDER THE APPLICABLE RULES OF NYSE AMERICAN

Overview

On June 10, 2024, the Company entered into the RCHI SEA with RCHI and RHI. Pursuant to the RCHI SEA, RHI will exchange with the Company 100 shares of Common Stock of RCHI (which represents 100% of the issued and outstanding shares of RCHI Common Stock) for the RCHI Purchase Price. If the EBITDA indicated in the audited financial statements of RCHI varies by more than 10% from the RCHI Financial Statements (as defined in the RCHI SEA), the RCHI Purchase Price will automatically increase or decrease on a dollar for dollar basis and, if increased, the difference will be paid in additional shares of Series A Preferred Stock or, if decreased, the difference will result in cancellation of Series A Preferred Stock. In the event that the Company enters into agreement or settlement agreement with any pre-existing holder of debt or other liability owed by the Company after the signing of the RCHI SEA in excess of $5,000,000 (cumulative) then RHI will receive an equal value in additional shares of Series A Preferred Stock to any settlement of debt in any form in excess of $5,000,000.

On July 31, 2024, the Company entered into an amendment to the RCHI SEA pursuant to which it was agreed that the RCHI Purchase Price may be paid either in shares of Class A Common Stock issued at the closing price of the Class A Common Stock on the date of closing or 20,000 shares of Series A Preferred Stock, subject to adjustments.

Closing of the RCHI SEA is subject to shareholder approval of the Company and deliverables referenced in the RCHI SEA.

The voting rights associated with either (1) the Series A Preferred Stock and the issuance of 20,000 shares of Series A Preferred Stock to RHI, or (2) or the issuance of shares of Class A Common Stock representing the RCHI Purchase Price upon the closing of the RCHI SEA would constitute a “Change of Control” under applicable NYSE American Rules.

As a condition for closing, the RCHI SEA requires the Company to include in the Proxy Statement a proposal that the Board of Directors be expanded to five members and that five persons proposed by RHI (which shall include two current directors of the Company) be elected as directors of the Company and that all other directors of the Company be deemed to have been removed. The approval of this proposal would constitute a “Change of Control” under applicable NYSE American Rules.

Therefore, we are asking our stockholders to authorize the closing of the RCHI SEA and the resulting “Change of Control,” as detailed above.

Factors Considered by the Board in its Recommendation

After careful consideration, our Board determined that the resulting “Change of Control” from the closing of the RCHI SEA is advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the proposal.

In evaluating the “Change of Control,” the Board considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):

●	The benefits of the acquisition of RCHI as an operating subsidiary from an operations and financial perspective.

●	The impact of the acquisition of RCHI as it pertains to compliance with the minimum NYSE American continued listing standards.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the requisite stockholder approval of the “Change of Control,” we will be unable to acquire RCHI and it may have a material adverse effect on our operations and ability to comply with NYSE American continued listing standards.

Interests of Directors and Executive Officers

Besides the disclosure below, our directors and executive officers have no substantial interests, directly or indirectly, in the closing of the RCHI SEA and the resulting “Change of Control.”

As was disclosed herein, the Advisory Agreement with Mark White, our Interim Chief Executive Officer, has a provision that provides for compensation to Mr. White in the event of a “Change of Control.”

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” (I) EITHER (1) THE ISSUANCE OF CLASS A COMMON STOCK, OR (2) THE ISSUANCE OF SERIES A PREFERRED STOCK TO RHI UPON THE CLOSING OF THE RCHI SEA; AND (II) THE APPOINTMENT OF A MAJORITY OF DIRECTORS BY RHI UPON THE CLOSING OF THE RCHI SEA WHICH CONVERSIONS OR EXERCISE WOULD RESULT IN A “CHANGE OF CONTROL” OF THE COMPANY UNDER THE APPLICABLE RULES OF NYSE AMERICAN .

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PROPOSAL 9 – ADOPT AND APPROVE AN AMENDMENT TO OUR BYLAWS TO DECREASE THE NUMBER OF SHARES OF COMMON STOCK NEEDED TO ESTABLISH A QUORUM FOR MEETINGS OF STOCKHOLDERS

Overview

Approval of stockholders is being sought to amend our Amended and Restated Bylaws (the “Bylaws”) for the purpose of reducing the quorum required for our stockholder meetings (the “Bylaws Amendment”). The Board has determined that the Bylaws Amendment is in the Company’s and our stockholders’ best interests. More specifically, the Bylaws Amendment would reduce the quorum for stockholder meetings from a majority of the outstanding voting securities of the Company (the “Current Quorum”) to one-third (33 1/3%) of the outstanding voting securities of the Company (the “Proposed Quorum”). The Board has adopted and declared advisable the Bylaws Amendment, which amendment is necessary in order to implement the Proposed Quorum, subject to stockholder approval.

The text of the proposed Bylaws Amendment is included as Annex B to this Proxy Statement.

General

A quorum is the minimum number of stockholders that must be present in person or by proxy at a stockholder meeting in order for that meeting to be validly held. It is a requirement under Delaware law that a company specify its quorum for its stockholder meetings by defining the proportion of the voting power that constitutes a quorum in its articles of incorporation or bylaws.

Our Bylaws provide that the Current Quorum for a meeting of the Company’s stockholders is a majority of the combined voting power of the Company’s capital stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy.

Under Delaware law and NYSE American Rules the minimum quorum requirement is 33 1/3%. Our Current Quorum is above the minimum quorum requirement under Delaware law and NYSE American.

We may have difficulties reaching our Current Quorum for our stockholder meetings in a timely manner. If we do not achieve our Current Quorum by the originally scheduled meeting dates, then we would have to adjourn the meeting for some period to allow us to solicit further proxies from our stockholders in order to reach the Current Quorum and validly hold the meeting of stockholders.

Reasons for the Bylaws Amendment

As a result of the above, the Board believes that a reduction in the quorum for any future stockholder meetings from the Current Quorum to the Proposed Quorum, and the Bylaws Amendment to make this change, is in the best interests of the Company and its stockholders, because the adoption of the Proposed Quorum by making the Bylaws Amendment:

●	will reduce the risk of our failing to achieve the required quorum for any stockholder meetings, which failure would require us to adjourn such meetings and therefore cause us to incur additional costs, such as additional virtual meeting host costs and possibly hiring proxy solicitors, and suffer disruptions to our business; and

●	is high enough to ensure that a broad range of stockholders are present at a stockholder meeting in person or by proxy.

Accordingly, the Board has adopted and declared advisable the Bylaws Amendment, subject to stockholder approval.

The text of the proposed Bylaws Amendment is included as Annex B to this Proxy Statement.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR BYLAWS TO DECREASE THE NUMBER OF SHARES OF COMMON STOCK NEEDED TO ESTABLISH A QUORUM FOR MEETINGS OF STOCKHOLDERS.

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PROPOSAL 10 – APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT AUTHORIZED INCREASE

Purpose of the Authorized Increase

The Board has determined that we do not currently have enough authorized shares of Common Stock to accommodate reservations of Class A Common Stock to accommodate either (1) the issuance of sufficient shares of Class A Common Stock to pay the remainder of the Myrtle Purchase Price and the RCHI Purchase Price, or (2) conversions of Series A Preferred Stock and payment of the remainder of the Myrtle Purchase Price, and also our forecasted capital raising needs, based on the current outstanding shares of Common Stock. The Board believes it is in our best interest to increase the number of authorized shares of Common Stock to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to: raising additional capital, which is needed to fund our long term operational needs; making long-term equity incentive awards under our equity compensation plans; attracting and retaining key employees, consultants, advisors, executive officers, and directors; considering potential strategic transactions, including mergers, acquisitions, and business combinations; and other general corporate purposes. The Board believes that additional authorized shares of Common Stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that may become available to us without the delay and expense associated with convening a special meeting of our stockholders. The board of directors has determined that we do not currently have enough shares to accommodate these needs, however there are no immediate plans, arrangements, commitments or understandings with respect to the issuance or use of any of the additional shares of Common Stock which would be authorized by the Authorized Increase. This general description of the Authorized Increase is qualified in its entirety by reference to the proposed Certificate of Amendment, which is reflected in Appendix A.

The Board seeks your authorization for the Authorized Increase as part of the Amendment Proposals to increase the authorized number of shares of our Common Stock from 500,000,000 to 2,000,000,000 by filing a Certificate of Amendment to our Certificate of Incorporation in the form attached to this proxy statement as Appendix A with the Secretary of State of the State of Delaware.

Principal Effects of the Authorized Increase

Authorized Shares. We are currently authorized to issue 500,000,000 shares of Class A Common Stock, and, as of July [*], 2024, [*] shares of Class A Common Stock were outstanding, which means [*]% of our authorized Class A Common Stock remains authorized but unissued. We are authorized to issue 100,000 shares of Series A Preferred Stock, and, as of July [*], 2024 [*] were outstanding and possibly at least 20,000 shares of Series A Preferred Stock will be issued to RHI in the event shareholder approval is received as a part of the closing of the RCHI SEA. Assuming either (1) payment of the RCHI Purchase Price and the remainder of the Myrtle Purchase Price, or (2) the full conversion of all shares of Series A Preferred Stock and the payment of the remainder of the Myrtle Purchase Price on July [*], 2024, the fully diluted capitalization of the Company would be as follows:

●	[*] shares of Class A Common Stock outstanding;
●	[*] shares of Class A Common Stock issuable upon the conversion of outstanding Series A Preferred Stock;
●	[*] shares of Class A Common Stock issuable upon the conversion of outstanding convertible notes;
●	296,550 shares of Class A Common Stock reserved for issuance under equity compensation plans;
●	190,586 shares of Class A Common Stock reserved for Assumed Warrants;
●	1,006,250 shares of Class A Common Stock reserved for Public Warrants; and
●	31,625 shares of Class A Common Stock reserved for Private Warrants.

The total shares of Class A Common Stock required would be [*] and the Company requires additional authorized but unissued shares for capital raising and to incentivize talented individuals.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the Authorized Increase Proposal.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT AUTHORIZED INCREASE.

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PROPOSAL 11 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Kreit & Chiu CPA LLP (“K&C”) to serve as our independent registered public accounting firm for the year ending December 31, 2024.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders. If the appointment is not ratified, the Board will consider its options.

Our audit committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the audit committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

It is not the duty of the audit committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the audit committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

KPMG LLP (“KPMG”) served as our independent registered public accounting firm from September 20, 2022 following the Closing of the Business Combination until June 12, 2023, and as the independent registered public accounting firm of our predecessor, Legacy FOXO, from November 8, 2021 until June 12, 2023.

Effective June 12, 2023, the Audit Committee approved the appointment of EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm for the fiscal year ended December 31, 2023 and EisnerAmper served until January 3, 2024.

On December 29, 2023, we engaged K&C to serve as our independent registered public accounting firm for the year ended December 31, 2023.

The following is a summary of the fees and services provided by KPMG and EisnerAmper to the Company and its predecessor, Legacy FOXO, for fiscal years 2023 and 2022:

	For the Fiscal Year Ended December 31,
	2023	2022
Audit Fees (1)	$373,236	$516,187
Audit-Related Fees (2)	110,675	704,219
Total(3)	$483,911	$1,220,406

1.	Audit Fees. Audit fees of 373,236 and $516,187 for KPMG and EisnerAmper for 2023 and 2022, respectively, were for professional services rendered for the audits of our financial statements, review of interim financial statements, and services that are normally provided by KPMG and EisnerAmper in connection with statutory and regulatory filings or engagements related to periods under their engagement.

2.	Audit-Related Fees. Audit-related fees consist of fees billed by KPMG and EisnerAmper for assistance with registration statements filed with the SEC and for assurance and related services that are reasonably related to performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. Fees of KPMG for the year ended December 31, 2022 included approximately $668,859 billed in connection with our business combination with Delwinds which closed on September 15, 2022.

3.	Neither KPMG nor EisnerAmper provided any non-audit or other professional services other than those reported under “Audit-Fees” and “Audit-Related Fees.”

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The audit committee meets with our independent registered public accounting firm at least four times a year. At such times, the audit committee reviews both audit and non-audit services performed by the independent registered public accounting firm, as well as the fees charged for such services. The audit committee is responsible for pre-approving all auditing services and non-auditing services (other than non-audit services falling within the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act and non-audit services that independent auditors are prohibited from providing to us) in accordance with the following guidelines: (1) pre-approval policies and procedures must be detailed as to the particular services provided; (2) the audit committee must be informed about each service; and (3) the audit committee may delegate pre-approval authority to one or more of its members, who shall report to the full committee, but shall not delegate its pre-approval authority to management. Among other things, the audit committee examines the effect that performance of non-audit services may have upon the independence of the auditors.

All of the services provided by KPMG and EisnerAmper since the Closing of the Merger in September 2022, and fees for such services, were pre-approved by the audit committee in accordance with these standards.

Change in Accountants

Dismissal of Independent Registered Public Accounting Firm

On January 3, 2024 we dismissed EisnerAmper as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s board of directors.

EisnerAmper was appointed as the Company’s independent registered public accounting firm effective June 12, 2023, replacing KPMG LLP, the Company’s then independent registered public accounting firm. During the time of EisnerAmper engagement as the Company’s independent public accounting firm, EisnerAmper never issued reports on the Company’s financial statements.

During the engagement period (June 12, 2023 to January 3, 2024), (i) the only procedures performed by EisnerAmper were the review of interim financial statements for the three and six months ended June 30, 2023, in accordance with the Public Company Accounting Oversight Board Auditing Standard 4105, which were included in the Form 10-Q as filed on August 10, 2023, and (ii) there were no disagreements between the Company and EisnerAmper, for the most recent fiscal year ended December 31, 2023 and any subsequent interim period through the Effective Date on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EisnerAmper, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, EisnerAmper has not advised the Company that:

1)	information has come to the attention of EisnerAmper which made it unwilling to rely upon management’s representations, or made it unwilling to be associated with the financial statements prepared by management; or

2)	the scope of the audit should be expanded significantly, or information has come to the attention of EisnerAmper that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2023.

As EisnerAmper has not conducted an audit of the Company’s financial statements, EisnerAmper has not advised the Company on internal controls.

Appointment of Independent Registered Public Accounting Firm

On December 29, 2023, the Company engaged K&C to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023. During the past two fiscal years ended December 31, 2022 and 2021, and from January 1, 2023 to December 29, 2023, the Company did not consult with Kreit regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. The decision to engage Kreit was approved and ratified by the Company’s board of directors on January 3, 2024.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the audit committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our audit committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2023 and 2022. Our audit committee pre-approves these services by category and service. Our audit committee has pre-approved all of the services provided by our principal accountants.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required for the ratification of the appointment of K&C as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KREIT & CHIU CPA LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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PROPOSAL 12 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO ALATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE EACH OF THE PROPOSALS IN THIS PROXY STATEMENT

We are asking our stockholders to approve a proposal that will allow us to adjourn the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve each of the proposals in this Proxy Statement. If our stockholders approve this proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of each of the proposals in this Proxy Statement. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of each of the proposals in this Proxy Statement, such that each proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of each of the proposals in this Proxy Statement and seek to convince the holders of those shares to change their votes to votes in favor of approval of each of the proposals in this Proxy Statement.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the above-referenced reasons.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required for the approval of the adjournment proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

For this Proposal 13, if a quorum is not present at the Annual Meeting, Article II, Subsection 2.6 of our Bylaws states that the chairman of the meeting may adjourn the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the proxy holders.

STOCKHOLDER PROPOSALS

You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the rules established by the SEC and our Bylaws, as applicable.

In order for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2025 pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by us via physical mail sent to our principal executive offices at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 Attention: Management no later than [*], 2025.

Stockholders wishing to bring a proposal or nominate a director at the annual meeting to be held in 2025 under our Bylaws must provide written notice of such proposal to our Secretary at our principal executive offices between close of business [*], 2025 and close of business [*], 2025 and comply with the other provisions of our Bylaws. In addition to complying with the advance notice provisions of our Bylaws, to nominate a director, stockholders must give timely notice that complies with the additional requirements of Rule 14a-19 under the Exchange Act, which must be received no later than [*], 2025.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 562-9447 to inform us of such stockholder’s request; or

●	If a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly.

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WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

You may also obtain these documents by requesting them via e-mail from the Company at the following address and telephone number:

Mark White

Interim Chief Executive Officer

729 N. Washington Ave., Suite 600
Minneapolis, MN 55401
(612) 562-9447
legal@foxotechnologies.com

If you are a stockholder of the Company and would like to request documents, please do so by [*], 2024, five business days prior to the Annual Meeting, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

By Order of the Board

/s/ Mark White
Mark White
Interim Chief Executive Officer

[*], 2024

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APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

FOXO TECHNOLOGIES INC.

FOXO Technologies Inc., a Delaware corporation (the “Corporation”) does hereby certify that:

FIRST: The name of the Corporation is FOXO Technologies Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Charter”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on October 23, 2023.

THIRD: A new Article IV, Subsection 1 is added to the Charter to provide in its entirety as follows:

“The total number of shares of capital stock that the Corporation shall have authority to issue is 2,010,000,000 shares, consisting of: (i) 2,000,000,000 shares of Class A common stock, having a par value of $0.0001 per share (the “Class A Common Stock” and “Common Stock”); and (ii) 10,000,000 shares of preferred stock, having a par value of $0.0001 per share (the “Preferred Stock”).

1. Reverse Stock Split. Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each ________ outstanding shares of Class A Common Stock outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”) based on a ratio of one share of New Common Stock for each _____ shares of Old Common Stock (the “Reverse Split Ratio”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article IV.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock shall be rounded up to the nearest whole number of such shares. No stockholders will receive cash in lieu of fractional shares. All references to “Class A Common Stock” and “Common Stock” in these Articles shall be to the New Common Stock.”

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of Eastern Time on the date written below.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of [●], 2024.

FOXO TECHNOLOGIES INC.

By:
Name:	Mark White
Title:	Interim Chief Executive Officer

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APPENDIX B

FORM OF AMENDED AND RESTATED BYLAWS OF

FOXO TECHNOLOGIES INC.

AMENDED AND RESTATED

BY LAWS

OF

FOXO TECHNOLOGIES INC.

(THE “CORPORATION”)

ARTICLE I

OFFICES

Section 1.1. Registered Office. The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.

Section 1.2. Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS MEETINGS

Section 2.1. Annual Meetings. The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

Section 2.2. Special Meetings. Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, or a Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).

Section 2.3. Notices. Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”). If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

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Section 2.4. Quorum. Except as otherwise provided by applicable law, the Corporation’s Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”) or these By Laws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing one-third (33.33%) of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5. Voting of Shares.

(a) Voting Lists. The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

(b) Manner of Voting. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c) Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority. No stockholder shall have cumulative voting rights.

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(i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) Required Vote. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these By Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e) Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6. Adjournments. Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

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Section 2.7. Advance Notice for Business.

(a) Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

(i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).

(ii) To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these By Laws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii) The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

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(iv) In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c) Public Announcement. For purposes of these By Laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8. Conduct of Meetings. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of a Chief Executive Officer or if a Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these By Laws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9. Consents in Lieu of Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

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Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section and the DGCL to the Corporation, written consents signed by a sufficient number of holders entitled to vote to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

ARTICLE III

DIRECTORS

Section 3.1. Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By Laws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.

Section 3.2. Advance Notice for Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (I) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

(b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

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(d) To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e) If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f) In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

Section 3.3. Compensation. Unless otherwise restricted by the Certificate of Incorporation or these By Laws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

ARTICLE IV

BOARD MEETINGS

Section 4.1. Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2. Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.

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Section 4.3. Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these By Laws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4. Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these By Laws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5. Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By Laws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6. Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of a Chief Executive Officer or if a Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 5.1. Establishment. The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2. Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 5.3. Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

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Section 5.4. Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these By Laws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these By Laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these By Laws.

ARTICLE VI

OFFICERS

Section 6.1. Officers. The officers of the Corporation elected by the Board shall be one or more Chief Executive Officers, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman of the Board, Presidents, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. Any Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these By Laws or as may be prescribed by the Board or, if such officer has been appointed by any Chief Executive Officer or President, as may be prescribed by the appointing officer.

(a) Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person and may be held by more than one person.

(b) Chief Executive Officer. One or more Chief Executive Officers shall be the chief executive officer(s) of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person and may be held by more than one person.

(c) President. The President shall make recommendations to any Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of any Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and a Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

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(d) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e) Secretary.

(i) The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, any Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(g) Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, any Chief Executive Officer or the President may authorize).

(h) Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

Section 6.2. Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by any Chief Executive Officer or President may also be removed, with or without cause, by any Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by any Chief Executive Officer or President may be filled by any Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3. Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4. Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By Laws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

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ARTICLE VII

SHARES

Section 7.1. Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.

Section 7.2. Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3. Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, any Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4. Consideration and Payment for Shares.

(a) Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.

(b) Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5. Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

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Section 7.6. Transfer of Stock.

(a) If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i) in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii) (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii) the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

(iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7. Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8. Effect of the Corporation’s Restriction on Transfer.

(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares.

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Section 7.9. Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII

INDEMNIFICATION

Section 8.1. Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.

Section 8.3. Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

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Section 8.4. Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these By Laws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

Section 8.5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 8.6. Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

Section 8.7. Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these By Laws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.

Section 8.8. Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.

Section 8.9. Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 8.10. Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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ARTICLE IX

MISCELLANEOUS

Section 9.1. Place of Meetings. If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these By Laws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2. Fixing Record Dates.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3. Means of Giving Notice.

(a) Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these By Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

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(b) Notice to Stockholders. Whenever under applicable law, the Certificate of Incorporation or these By Laws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d) Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these By Laws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(e) Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these By Laws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these By Laws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

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Section 9.4. Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these By Laws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5. Meeting Attendance via Remote Communication Equipment.

(a) Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(i) participate in a meeting of stockholders; and

(ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation or these By Laws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6. Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

Section 9.7. Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8. Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By Laws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, any Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board , any Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9. Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

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Section 9.10. Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11. Books and Records. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

Section 9.12. Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, any Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13. Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, any Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, any Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14. Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, any Chief Executive Officer, President, any Vice President or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15. Amendments. The Board shall have the power to adopt, amend, alter or repeal the By Laws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By Laws. The By Laws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power (except as otherwise provided in Section 8.7) of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the By Laws.

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